                                                                    EXHIBIT 99.1
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                         REVOLVING CREDIT LOAN AGREEMENT

                           DATED AS OF OCTOBER 8, 2004

                                      AMONG

                       LONE STAR STEAKHOUSE & SALOON, INC.
                                   AS BORROWER

                   THE LENDERS FROM TIME TO TIME PARTY HERETO

                                       AND

                                  SUNTRUST BANK
                             AS ADMINISTRATIVE AGENT

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                           SUNTRUST ROBINSON HUMPHREY
                 (A DIVISION OF SUNTRUST CAPITAL MARKETS, INC.)
                                AS LEAD ARRANGER

                                TABLE OF CONTENTS

        SECTION 2.6       OPTIONAL REDUCTION AND

        SECTION 2.19      PAYMENTS GENERALLY; PRO RATA TREATMENT;

                                       i

                                       ii

                                      iii

        SECTION 9.5       RELIANCE BY ADMINISTRATIVE AGENT..................48
        SECTION 9.6       THE ADMINISTRATIVE AGENT IN ITS

        SECTION 10.5      GOVERNING LAW; JURISDICTION;

                                       iv

SCHEDULES
---------

        Schedule 4.5           -          Environmental Matters
        Schedule 4.15          -          Subsidiaries
        Schedule 7.1           -          Outstanding Indebtedness
        Schedule 7.2           -          Existing Liens
        Schedule 7.4           -          Existing Investments

EXHIBITS
--------

        Exhibit A              -          Form of Revolving Credit Note
        Exhibit B              -          Form of Assignment and Acceptance
        Exhibit C              -          Form of Subsidiary Guaranty Agreement
        Exhibit D              -          Form of Compliance Certificate
        Exhibit 2.3            -          Form of Notice of Revolving Borrowing
        Exhibit 2.5            -          Form of Continuation/Conversion

                                       v

                         REVOLVING CREDIT LOAN AGREEMENT
                         -------------------------------

      THIS  REVOLVING  CREDIT  LOAN  AGREEMENT  (this  "AGREEMENT")  is made and entered into as of October 8, 2004, by and among LONE STAR  STEAKHOUSE & SALOON,
INC., a Delaware corporation (the "BORROWER"), SUNTRUST BANK, INTRUST BANK, N.A.
and the several banks and other financial  institutions  from time to time party hereto (the  "LENDERS"),  and SUNTRUST  BANK, in its capacity as  Administrative
Agent for the Lenders (the "ADMINISTRATIVE AGENT" or "AGENT").

                              W I T N E S S E T H:
                              --------------------

      WHEREAS,   the  Borrower  has  requested  that  the  Lenders  establish  a
$30,000,000 revolving credit facility in favor of the Borrower;

      WHEREAS,  subject  to the  terms and  conditions  of this  Agreement,  the
Lenders severally, to the extent of their respective Revolving Commitments,  are willing to establish the requested revolving credit facility for the Borrower.

      NOW, THEREFORE,  in consideration of the premises and the mutual covenants herein contained,  the Borrower,  the Lenders and the Administrative Agent agree as follows:

                                    ARTICLE I

                            DEFINITIONS; CONSTRUCTION
                            -------------------------

      SECTION 1.1  DEFINITIONS.  In addition to the other terms defined  herein, the following terms used herein shall have the meanings herein  specified (to be equally applicable to both the singular and plural forms of the terms defined):

      "ACQUISITION"   shall   mean  any   transaction   or  series  of   related
transactions,  consummated  on or after the date  hereof,  by which the Borrower directly,  or indirectly through one or more  Subsidiaries,  (i) acquires all or substantially  all of the assets,  of any Person,  whether  through  purchase of assets,  merger or  otherwise or (ii)  acquires  securities  or other  ownership interests of any Person  having at least a majority of combined  voting power of the then outstanding securities or other ownership interests of such Person.

      "ADDITIONAL  LENDER"  shall have the meaning given to such term in SECTION
2.20.

      "ADJUSTED LIBO RATE" shall mean,  with respect to each Interest Period for a Eurodollar  Borrowing,  the rate per annum  obtained by dividing (i) LIBOR for such  Interest  Period by (ii) a percentage  equal to 1.00 minus the  Eurodollar
Reserve Percentage.

      "ADMINISTRATIVE AGENT" shall have the meaning assigned to such term in the opening paragraph hereof.

      "ADMINISTRATIVE QUESTIONNAIRE" shall mean, with respect to each Lender, an administrative  questionnaire in the form prepared by the  Administrative  Agent and submitted to the Administrative Agent duly completed by such Lender.

      "AFFILIATE" shall mean, as to any Person,  any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person.

      "AGGREGATE  REVOLVING  COMMITMENTS"  shall  mean the sum of the  Revolving
Commitments  of all  Lenders at any time  outstanding,  as such  amounts  may be increased  or  decreased  pursuant to the terms and  conditions  hereof.  On the
Closing Date, the Aggregate  Revolving  Commitments equal Thirty Million Dollars
($30,000,000).

      "APPLICABLE  LENDING OFFICE" shall mean, for each Lender and for each Type of Loan,  the  "Lending  Office" of such Lender (or an Affiliate of such Lender)
designated for such Type of Loan in the Administrative  Questionnaire  submitted by such  Lender or such other  office of such  Lender (or an  Affiliate  of such
Lender) as such Lender may from time to time specify to the Administrative Agent and the  Borrower  as the  office by which its Loans of such Type are to be made and maintained.

      "APPROVED  FUND" shall mean any Person (other than a natural  Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar  extensions of credit in the ordinary course of its business and that is administered  or managed by (a) a Lender,  (b) an Affiliate of a Lender or (c) an entity or an  Affiliate of an entity that  administers  or manages a Lender.

      "ASSIGNMENT  AND  ACCEPTANCE"  shall  mean an  assignment  and  acceptance entered  into by a Lender and an  assignee  (with the consent of any party whose consent is  required by SECTION  10.4(b))  and  accepted  by the  Administrative
Agent,  in the form of EXHIBIT B attached  hereto or any other form  approved by the Administrative Agent.

      "AVAILABILITY  PERIOD"  shall mean the period from the Closing Date to the
Commitment Termination Date.

      "BASE  RATE"  shall  mean the  higher of (i) the per annum  rate which the
Administrative  Agent  publicly  announces  from  time to  time to be its  prime lending rate, as in effect from time to time, or (ii) the Federal Funds Rate, as in  effect  from  time to  time,  plus  one-half  of one  percent  (0.50%).  The
Administrative  Agent's  prime  lending  rate is a  reference  rate and does not necessarily  represent  the  lowest  or best  rate  charged  to  customers.  The
Administrative  Agent  may make  commercial  loans  or  other  loans at rates of interest at, above or below the Administrative  Agent's prime lending rate. Each change in the Administrative  Agent's prime lending rate shall be effective from and including the date such change is publicly announced as being effective.

      "BORROWER" shall have the meaning in the introductory paragraph hereof.

      "BORROWING"  shall mean a borrowing  consisting of Loans of the same Type, made,  converted or continued on the same date and in case of Eurodollar  Loans, as to which a single Interest Period is in effect.

      "BUSINESS  DAY" shall mean (i) any day other  than a  Saturday,  Sunday or other day on which commercial banks in Atlanta, Georgia or Nashville,  Tennessee are  authorized  or  required  by law to close and (ii) if such day relates to a
Borrowing  of, a payment or prepayment of principal or interest on, a conversion of or into,  or an  Interest  Period  for, a  Eurodollar  Loan or a notice  with respect  to any of the  foregoing,  any day on which  dealings  in  Dollars  are carried on the London interbank market.

      "CAPITAL EXPENDITURES" shall mean for any period, without duplication, (a)
the additions to property, plant and equipment and other capital expenditures of the  Borrower  and its  Subsidiaries  that  are (or  would  be) set  forth  on a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations  incurred by the Borrower and its Subsidiaries during such period.

      "CAPITAL LEASE  OBLIGATIONS"  of any Person shall mean all  obligations of such Person to pay rent or other amounts  under any lease (or other  arrangement conveying the right to use) real or personal property, or a combination thereof, which  obligations  are required to be  classified  and accounted for as capital leases on a balance  sheet of such  Person  under  GAAP,  and the amount of such obligations  shall be the  capitalized  amount thereof  determined in accordance with GAAP.

      "CHANGE  IN  CONTROL"  shall  mean  the  occurrence  of one or more of the following events:  (a) any sale, lease,  exchange or other transfer (in a single transaction or a series of related  transactions) of all or substantially all of the assets of the  Borrower to any Person or "group"  (within the meaning of the
Securities  Exchange  Act of 1934 and the rules of the  Securities  and Exchange
Commission  thereunder in effect on the date  hereof),  (b) the  acquisition  of ownership,  directly or indirectly,  beneficially or of record, by any Person or
"group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the  Securities and Exchange  Commission  thereunder as in effect on the date hereof)  of 30% or more of the  outstanding  shares of the  voting  stock of the
Borrower  (notwithstanding the foregoing,  if a Person or "group" presently owns five percent (5%) or more of the shares of Borrower or such Person or "group" is currently part of the existing  management,  such  acquisition of ownership will not  constitute a "change in control";  or (c)  occupation  of a majority of the seats  (other than vacant  seats) on the board of  directors  of the Borrower by
Persons who were neither (i) nominated by the current board of directors or (ii)
appointed by directors so nominated.

      "CHANGE IN LAW" shall mean (i) the adoption of any applicable law, rule or regulation  after the date of this Agreement,  (ii) any change in any applicable law, rule or  regulation,  or any change in the  interpretation  or  application thereof,  by any  Governmental  Authority after the date of this  Agreement,  or
(iii)  compliance  by any  Lender (or its  Applicable  Lending  Office)  (or for
purposes of SECTION 2.16(B),  by such Lender's  holding company,  if applicable)
with any request,  guideline  or  directive  (whether or not having the force of law)  of any  Governmental  Authority  made or  issued  after  the  date of this
Agreement.

      "CLOSING DATE" shall mean the date on which the  conditions  precedent set forth in SECTION 3.1 and SECTION 3.2 have been satisfied or waived in accordance with SECTION 10.2.

      "CODE"  shall mean the Internal  Revenue  Code of 1986,  as amended and in effect from time to time.

      "COMMITMENT  TERMINATION  DATE" shall mean the  earliest of (i) October 5,
2007, (ii) the date on which the Revolving  Commitments are terminated  pursuant to SECTION  2.6 or (iii) the date on which all  amounts  outstanding  under this
Agreement  have been  declared  or have  automatically  become  due and  payable
(whether by acceleration or otherwise).

      "COMPLIANCE  CERTIFICATE"  shall  mean a  certificate  from the  principal
financial   officer  of  the  Borrower  in  the  form  of,  and  containing  the certifications set forth in, the certificate attached hereto as EXHIBIT D.

      "CONSOLIDATED EBITDA" shall mean, for the Borrower and its Subsidiaries on a  consolidated  basis  for  any  period,  an  amount  equal  to the  sum of (a)
Consolidated  Net Income for such  period  plus (b) to the  extent  deducted  in determining  Consolidated Net Income for such period (and without  duplication),
(i) Consolidated Interest Expense,  (ii) income tax expense,  (iii) depreciation and amortization  and (iv) all other non-cash losses for such period  (including
non-cash   charges  or  credits  related  to  stock  options  of  the  Borrower, transaction  expenses and the  amortization  of debt discount)  minus (c) to the extent  included  in  determining  Consolidated  Net Income for such period (and without  duplication),  non-cash gains.  For purposes of this  definition,  with respect to any Person,  or all or  substantially  all of the assets of a Person, that is no longer a  Subsidiary  of the  Borrower,  or any Person  that became a
Subsidiary of the Borrower, or that was merged with or into, or acquired by, the
Borrower or its Subsidiaries during such period,  Consolidated EBITDA shall also exclude or include,  as the case may be, the Consolidated  EBITDA of such Person or the  Consolidated  EBITDA  attributable  to such assets of such Person during such  period as if such  Person or assets  were sold or acquired as of the first day of such period,  together with such  add-backs as may be approved in writing by the Administrative Agent.

      "CONSOLIDATED  EBITDAR" shall mean, for the Borrower and its  Subsidiaries for any period,  an amount equal to the sum of (a)  Consolidated  EBITDA and (b)
Consolidated Lease Expense.

      "CONSOLIDATED  FIXED  CHARGES"  shall  mean,  for  the  Borrower  and  its
Subsidiaries for any period,  the sum (without  duplication) of (a) Consolidated
Interest  Expense for such  period,  (b)  scheduled  principal  payments (or the functional  equivalent  thereof)  made on  Consolidated  Total Debt  during such period,  (c)  Dividends  paid during such period,  (d) income tax  expense,  (e)
Consolidated  Lease  Expense  for  such  period,  and  (f)  Maintenance  Capital
Expenditures for such period.

      "CONSOLIDATED  INTEREST  EXPENSE"  shall mean,  for the  Borrower  and its
Subsidiaries  for any period  determined on a  consolidated  basis in accordance with GAAP, the sum of (i) total interest expense,  including without  limitation the interest  component of any payments in respect of Capital Leases Obligations capitalized or expensed  during such period (whether or not actually paid during such  period)  plus  (ii)  the net  amount  payable  (or  minus  the net  amount receivable) with respect to Hedging  Obligations  during such period (whether or not actually paid or received during such period).

      "CONSOLIDATED  LEASE EXPENSE"  shall mean,  for any period,  the aggregate amount  of  fixed  and  contingent  rentals  payable  by the  Borrower  and  its
Subsidiaries  with  respect to leases of real and personal  property  (excluding
Capital Lease Obligations) determined on a consolidated basis in accordance with
GAAP for such period.

      "CONSOLIDATED  NET INCOME" shall mean, for any period,  the net income (or loss) of the  Borrower  and its  Subsidiaries  for such period  determined  on a consolidated  basis in accordance  with GAAP,  but  excluding  therefrom (to the extent otherwise included therein) (i) any extraordinary  gains or losses,  (ii)
any gains or losses  attributable  to write-ups or  write-downs  of assets;  and
(iii) any equity  interest of the Borrower or any  Subsidiary of the Borrower in
the unremitted earnings of any Person that is not a Subsidiary.

      "CONSOLIDATED  NET WORTH" shall mean, as of any date, (i) the total assets of the Borrower and its  Subsidiaries  that would be reflected on the Borrower's consolidated  balance sheet as of such date  prepared in  accordance  with GAAP, after eliminating all amounts properly  attributable to minority  interests,  if any, in the stock and surplus of Subsidiaries,  minus (ii) the total liabilities of the Borrower and its  Subsidiaries  that would be reflected on the Borrower's consolidated balance sheet as of such date prepared in accordance with GAAP.

      "CONSOLIDATED  TOTAL DEBT" shall mean, as of any date of determination and without  duplication,  all  Indebtedness of the Borrower and its Subsidiaries of
the types described in clauses (i) through (x) of the definition of Indebtedness determined on a consolidated basis in accordance with GAPP,  including,  without limitation, all Loans.

      "CONTRACTUAL  OBLIGATION"  of any Person  shall mean any  provision of any security  issued by such person or of any  agreement,  instrument or undertaking under which such Person is  obligated  or by which it or any of the  property in which it has an interest is bound.

      "CONTROL" shall mean the power, directly or indirectly, either to (i) vote
5% or more of  securities  having  ordinary  voting  power for the  election  of directors (or persons  performing  similar functions) of a Person or (ii) direct or cause the  direction  of the  management  and  policies of a Person,  whether through the ability to exercise  voting  power,  by contract or  otherwise.  The terms  "CONTROLLING",  "CONTROLLED  BY", and "UNDER  COMMON  CONTROL  WITH" have meanings correlative thereto.

      "DEFAULT"  shall  mean any  condition  or event  that,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

      "DEFAULT INTEREST" shall have the meaning set forth in SECTION 2.11(D).

      "DIVIDENDS" shall mean (a) the payment of any dividend on or in respect of any shares of any class of stock or other  ownership  interests  of any  Person, other than dividends payable solely in shares of common stock of such Person; or
(b) any other  distribution on or in respect of any shares of any class of stock or other ownership interests of such Person.

      "DOLLAR(S)"  and the sign "$" shall mean lawful money of the United States of America.

      "ELIGIBLE  ASSIGNEE"  shall  mean (i) a  Lender;  (ii) an  Affiliate  of a
Lender;  (iii) an Approved Fund; and (iv) any other Person (other than a natural
Person) approved by the Administrative Agent, and unless an Event of Default has occurred  and  is  continuing,  the  Borrower  (each  such  approval  not  to be unreasonably  withheld  or  delayed).  If  the  consent  of the  Borrower  to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in SECTION 10.4(B)), the Borrower shall be deemed to have given its consent five
Business Days after the date notice  thereof has actually been  delivered by the assigning Lender (through the Administrative Agent) to the Borrower, unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

      "ENVIRONMENTAL  LAWS"  shall  mean all laws,  rules,  regulations,  codes,
ordinances,  orders,  decrees,  judgments,   injunctions,   notices  or  binding
agreements  issued,  promulgated  or  entered  into by or with any  Governmental
Authority,  relating in any way to the environment,  preservation or reclamation of natural  resources,  the  management,  Release or  threatened  Release of any
Hazardous Material or to health and safety matters.

      "ENVIRONMENTAL   LIABILITY"  shall  mean  any  liability,   contingent  or
otherwise   (including  any  liability  for  damages,   costs  of  environmental
investigation and remediation, costs of administrative oversight, fines, natural resource damages,  penalties or indemnities),  of the Borrower or any Subsidiary directly or  indirectly  resulting  from or based upon (a) any actual or alleged
violation  of  any  Environmental  Law,  (b)  the  generation,   use,  handling,
transportation,  storage,  treatment or disposal of any Hazardous Materials, (c)
any actual or alleged  exposure to any Hazardous  Materials,  (d) the Release or threatened Release of any Hazardous Materials or (e) any contract,  agreement or other consensual  arrangement  pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

      "ERISA  AFFILIATE"  shall  mean any  trade  or  business  (whether  or not incorporated),  which,  together  with  the  Borrower,  is  treated  as a single employer  under Section 414(b) or (c) of the Code or, solely for the purposes of
Section  302 of ERISA  and  Section  412 of the  Code,  is  treated  as a single employer under Section 414 of the Code.

      "ERISA EVENT" shall mean (a) any "reportable event", as defined in Section
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice  period is waived);  (b) the existence with respect to any Plan of an "accumulated  funding  deficiency" (as defined in
Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing  pursuant to Section  412(d) of the Code or Section 303(d) of ERISA of an
application  for a waiver of the minimum  funding  standard  with respect to any
Plan; (d) the  incurrence by the Borrower or any of its ERISA  Affiliates of any
liability  under Title IV of ERISA with respect to the  termination of any Plan;
(e) the receipt by the Borrower or any ERISA  Affiliate  from the PBGC or a plan administrator  appointed  by the PBGC of any notice  relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer  any Plan; (f)
the  incurrence by the Borrower or any of its ERISA  Affiliates of any liability with  respect  to  the  withdrawal  or  partial  withdrawal  from  any  Plan  or
Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice,  or the receipt by any  Multiemployer  Plan from the Borrower or any
ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

      "EURODOLLAR"  when used in reference  to any Loan or  Borrowing  refers to whether such Loan, or the Loans  comprising such Borrowing,  bears interest at a rate determined by reference to the Adjusted LIBO Rate.

      "EURODOLLAR  RESERVE  PERCENTAGE"  shall mean the aggregate of the maximum reserve percentages (including, without limitation, any emergency, supplemental, special or other marginal  reserves)  expressed as a decimal (rounded upwards to the next 1/100th of 1%) in effect on any day to which the  Administrative  Agent is subject with respect to the Adjusted LIBO Rate pursuant to regulations issued by the Board of Governors  of the Federal  Reserve  System (or any  Governmental
Authority  succeeding  to  any of  its  principal  functions)  with  respect  to eurocurrency funding (currently referred to as "eurocurrency  liabilities" under
Regulation  D).  Eurodollar  Loans  shall be deemed to  constitute  eurocurrency funding and to be subject to such  reserve  requirements  without  benefit of or credit for  proration,  exemptions or offsets that may be available from time to time to any Lender under Regulation D. The Eurodollar  Reserve  Percentage shall be adjusted  automatically  on and as of the effective date of any change in any reserve percentage.

      "EVENT OF DEFAULT" shall have the meaning provided in Article VIII.

      "EXCLUDED TAXES" shall mean with respect to the Administrative  Agent, any
Lender or any other  recipient of any payment to be made by or on account of any obligation of the Borrower  hereunder,  (a) income or franchise taxes imposed on
(or  measured  by) its net income by the  United  States of  America,  or by the jurisdiction under the laws of which such recipient is organized or in which its principal  office  is  located  or,  in the case of any  Lender,  in  which  its applicable  lending  office is located,  (b) any branch profits taxes imposed by the  United  States  of  America  or  any  similar  tax  imposed  by  any  other jurisdiction  in which any  Lender is  located  and (c) in the case of a Foreign
Lender,  any  withholding  tax that (i) is imposed  on  amounts  payable to such
Foreign  Lender  at the  time  such  Foreign  Lender  becomes  a  party  to this
Agreement, (ii) is imposed on amounts payable to such Foreign Lender at any time that such Foreign Lender designates a new lending office,  other than taxes that have accrued prior to the  designation of such lending office that are otherwise not Excluded Taxes,  and (iii) is attributable to such Foreign  Lender's failure to comply with SECTION 2.18(E).

      "FEDERAL  FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards, if necessary,  to the next 1/100th of 1%) equal to the weighted average of the rates on overnight  Federal funds  transactions  with member banks of the
Federal  Reserve System  arranged by Federal funds brokers,  as published by the
Federal Reserve Bank of New York on the next succeeding  Business Day or if such rate is not so published  for any Business  Day, the Federal Funds Rate for such day shall be the average rounded upwards,  if necessary,  to the next 1/100th of
1% of  the  quotations  for  such  day  on  such  transactions  received  by the
Administrative  Agent from three Federal  funds  brokers of recognized  standing selected by the Administrative Agent.

      "FIXED  CHARGE  COVERAGE  RATIO"  shall  mean,  for  any  period  of  four consecutive  fiscal quarters of the Borrower and its Subsidiaries,  the ratio of
(a) Consolidated  EBITDAR for such period to (b) Consolidated  Fixed Charges for such period.

      "FOREIGN  LENDER" shall mean any Lender that is not a United States person under Section 7701(a)(3) of the Code.

      "GAAP" shall mean generally accepted  accounting  principles in the United
States applied on a consistent basis and subject to the terms of SECTION 1.3.

      "GOVERNMENTAL AUTHORITY" shall mean the government of the United States of
America, any other nation or any political subdivision thereof, whether state or local,  and any agency,  authority,  instrumentality,  regulatory  body,  court, central  bank or  other  entity  exercising  executive,  legislative,  judicial, taxing,  regulatory  or  administrative  powers or functions of or pertaining to government.

      "GUARANTEE"  of  or  by  any  Person  (the  "GUARANTOR")  shall  mean  any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of  guaranteeing  any  Indebtedness  or other  obligation of any other  Person  (the  "PRIMARY  OBLIGOR")  in any  manner,  whether  directly  or indirectly and including any  obligation,  direct or indirect,  of the guarantor
(a) to purchase or pay (or advance or supply  funds for the  purchase or payment
of) such  Indebtedness  or other  obligation  or to  purchase  (or to advance or supply funds for the purchase of) any security for the payment  thereof,  (b) to purchase or lease  property,  securities or services for the purpose of assuring the owner of such  Indebtedness or other obligation of the payment thereof,  (c)
to maintain  working  capital,  equity capital or any other financial  statement condition  or  liquidity  of the  primary  obligor so as to enable  the  primary obligor to pay such  Indebtedness or other obligation or (d) as an account party in respect of any  letter of credit or letter of  guaranty  issued in support of such Indebtedness or obligation;  PROVIDED,  that the term "Guarantee" shall not include  endorsements  for  collection  or  deposits in the  ordinary  course of business.  The amount of any Guarantee  shall be deemed to be an amount equal to the stated or determinable  amount of the primary obligation in respect of which
Guarantee is made or, if not so stated or determinable,  the maximum  reasonably anticipated  liability in respect  thereof  (assuming such Person is required to perform  thereunder)  as  determined  by such  Person  in good  faith.  The term
"Guarantee" used as a verb has a corresponding meaning.

      "HAZARDOUS  MATERIALS" shall mean all explosive or radioactive  substances or wastes and all  hazardous or toxic  substances,  wastes or other  pollutants, including  petroleum or petroleum  distillates,  asbestos or asbestos containing materials,  polychlorinated  biphenyls,  radon gas, infectious or medical wastes and all other  substances  or wastes of any  nature  regulated  pursuant  to any
Environmental Law.

      "HEDGING  OBLIGATIONS" of any Person shall mean any and all obligations of such  Person,  whether  absolute or  contingent  and  howsoever  and  whensoever
created,  arising,   evidenced  or  acquired  under  (i)  any  and  all  Hedging
Transactions, (ii) any and all cancellations, buy backs, reversals, terminations or  assignments  of any  Hedging  Transactions  and (iii) any and all  renewals, extensions  and  modifications  of any  Hedging  Transactions  and  any  and all
substitutions for any Hedging Transactions.

      "HEDGING TRANSACTION" of any Person shall mean any transaction  (including an  agreement  with respect  thereto) now existing or hereafter  entered into by such Person that is a rate swap, basis swap, forward rate transaction, commodity swap, interest rate option, foreign exchange transaction, cap transaction, floor
transaction,   collateral  transaction,   forward  transaction,   currency  swap
transaction,  cross-currency rate swap transaction, currency option or any other similar  transaction  (including  any  option  with  respect  to  any  of  these transactions) or any combination thereof, whether linked to one or more interest rates,  foreign currencies,  commodity prices,  equity prices or other financial measures.

      "INDEBTEDNESS"  of any Person  shall  mean,  without  duplication  (i) all obligations  of such Person for borrowed  money,  (ii) all  obligations  of such
Person evidenced by bonds,  debentures,  notes, drafts,  bankers' acceptances or other similar  instruments,  (iii) all  obligations of such Person in respect of the deferred  purchase price of property or services  (other than trade payables incurred in the  ordinary  course of  business;  PROVIDED,  that trade  payables overdue by more than 90 days shall be  included  in this  definition),  (iv) all
Capital Lease Obligations of such Person,  (v) all Indebtedness of a third party secured  by any Lien on  property  owned  by such  Person,  whether  or not such
Indebtedness  has been  assumed by such  Person,  (vi) all Hedging  Obligations;
(vii) all  obligations,  contingent or  otherwise,  of such Person in respect of letters of credit (including all contingent reimbursement  obligations,  whether or not any draws under such letters of credit have been  presented for payment), and  all  drafts,  bankers'  acceptances  or  similar  instruments,  (viii)  all
Off-Balance Sheet Liabilities;  (ix) all obligations of such Person,  contingent or otherwise,  to purchase,  redeem,  retire or otherwise  acquire for value any common stock of such Person,  (x) all  Guarantees  of such Person of the type of
Indebtedness  described  in  clauses  (i)  through  (ix)  above,  and  (xi)  all obligations and liabilities of such Person that are required by GAAP to be shown as liabilities on the balance sheet of such Person (other than reserves required by GAAP).  The  Indebtedness of any Person shall include the Indebtedness of any partnership  or joint  venture  in which such  Person is a general  partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor.

      "INDEMNIFIED TAXES" shall mean Taxes other than Excluded Taxes.

      "INTEREST PERIOD" shall mean (i) with respect to any Eurodollar Borrowing, a period of one, two, three or six months; PROVIDED, that:

               (i) the initial Interest Period for such Borrowing shall commence on the date of such  Borrowing  (including  the date of any conversion from a Borrowing of another Type) and each Interest  Period  occurring thereafter in respect of such  Borrowing  shall commence on the day on which the next preceding Interest Period expires;

               (ii) if any Interest  Period would  otherwise  end on a day other than a Business  Day,  such  Interest  Period shall be extended to the next  succeeding  Business  Day,  unless,  in the case of a Eurodollar
          Borrowing, such Business Day falls in another calendar month, in which case such  Interest  Period would end on the next  preceding  Business
          Day;

               (iii) any Interest  Period in respect of a  Eurodollar  Borrowing which begins on the last Business Day of a calendar  month or on a day for which there is no  numerically  corresponding  day in the calendar month  at the  end of  such  Interest  Period  shall  end on the  last
          Business Day of such calendar month; and

               (iv)  no  Interest   Period  may  extend  beyond  the  Commitment
          Termination Date.

      "LENDERS"  shall have the  meaning  assigned  to such term in the  opening paragraph of this Agreement and shall include each Additional  Lender that joins this Agreement pursuant to SECTION 2.20.

      "LEVERAGE  RATIO" shall mean,  for any period of four  consecutive  fiscal quarters of the Borrower  and its  Subsidiaries,  the ratio of (i)  Consolidated
Total  Debt as of the last day of such  period to (ii)  Consolidated  EBITDA for such period.

      "LIBOR" shall mean, for any applicable Interest Period with respect to any
Eurodollar Loan, the British Bankers'  Association  Interest Settlement Rate per
annum  for  deposits  in  Dollars  for a period  equal to such  Interest  Period appearing  on the  display  designated  as Page  3750 on the Dow  Jones  Markets
Service (or such other page on that service or such other service  designated by the British Bankers' Association for the display of such Association's  Interest
Settlement Rates for Dollar deposits) as of 11:00 a.m. (London, England time) on the day that is two Business Days prior to the first day of the Interest  Period or if such Page 3750 is unavailable  for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; PROVIDED, that if the Administrative  Agent determines that the relevant foregoing sources are unavailable for the relevant  Interest Period,  LIBOR shall mean the rate of interest  determined  by the  Administrative  Agent to be the  average  (rounded upward,  if necessary,  to the nearest  1/100th of 1%) of the rates per annum at which  deposits  in  Dollars  are  offered to the  Administrative  Agent two (2)
Business Days  preceding the first day of such Interest  Period by leading banks in the London  interbank  market as of 10:00 a. m.  (Atlanta,  Georgia time) for delivery  on the  first  day of such  Interest  Period,  for the  number of days comprised  therein and in an amount  comparable to the amount of the  Eurodollar
Loan of the Administrative Agent.

      "LIEN" shall mean any mortgage, pledge, security interest, lien (statutory
or  otherwise),   charge,  encumbrance,   hypothecation,   assignment,   deposit
arrangement,  or other arrangement  having the practical effect of the foregoing or  any  preference,  priority  or  other  security  agreement  or  preferential arrangement of any kind or nature whatsoever  (including any conditional sale or other title  retention  agreement and any capital lease having the same economic effect as any of the foregoing).

      "LOAN DOCUMENTS" shall mean, collectively,  this Agreement, the Notes, all
Notices of Borrowing,  all Notices of  Conversion/Continuation,  all  Compliance
Certificates,   the  Subsidiary  Guaranty  Agreement,  and  any  and  all  other instruments,  agreements, documents and writings executed in connection with any of the foregoing.

      "LOAN PARTIES" shall mean the Borrower and the Subsidiary Loan Parties.

      "LOANS" shall mean all Revolving Loans in the aggregate or any of them, as the context shall require.

                                       10

      "MAINTENANCE   CAPITAL   EXPENDITURES"  shall  mean  Capital  Expenditures
incurred  by the  Borrower  or  its  Subsidiaries  for  ordinary  and  necessary maintenance of its property, plant and equipment.

      "MATERIAL  ADVERSE  EFFECT"  shall mean,  with respect to any event,  act, condition or occurrence of whatever nature (including any adverse  determination in any litigation,  arbitration,  or governmental  investigation or proceeding), whether  singularly  or in  conjunction  with any other event or events,  act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on, (i) the business, results  of  operations,  financial  condition,  assets  or  liabilities  of the
Borrower  and of the Borrower and its  Subsidiaries  taken as a whole,  (ii) the ability of the Loan Parties to perform any of their respective obligations under the Loan Documents,  (iii) the rights and remedies of the  Administrative  Agent and the Lenders under any of the Loan  Documents or (iv) the legality,  validity or enforceability of any of the Loan Documents.

      "MATERIAL  INDEBTEDNESS" shall mean Indebtedness (other than the Loans) or
Hedging  Obligations of the Borrower or any of its  Subsidiaries in an aggregate principal amount exceeding $2,000,000. For purposes of determining the amount of attributed Indebtedness from Hedging Obligations,  the "principal amount" of any
Hedging Obligations at any time shall be the Net Mark-to-Market Exposure of such
Hedging Obligations at such time.

      "MATERIAL  SUBSIDIARY"  shall  mean at any time  any  direct  or  indirect
Subsidiary of the Borrower having:  (a) assets in an amount equal to at least 5%
of the  total  assets  of the  Borrower  and its  Subsidiaries  determined  on a consolidated  basis as of the last day of the most recent fiscal  quarter of the
Borrower at such time;  or (b)  revenues or net income in an amount  equal to at least  5% of  the  total  revenues  or  net  income  of  the  Borrower  and  its
Subsidiaries on a consolidated  basis for the 12-month period ending on the last day of the most recent fiscal quarter of the Borrower at such time.

      "MOODY'S" shall mean Moody's Investors Service, Inc.

      "MULTIEMPLOYER   PLAN"  shall  have  the  meaning  set  forth  in  Section
4001(a)(3) of ERISA.

      "NET MARK-TO-MARKET  EXPOSURE" of any Person shall mean, as of any date of determination with respect to any Hedging Obligation, the excess (if any) of all unrealized  losses over all unrealized  profits of such Person arising from such
Hedging Obligation.  "Unrealized losses" shall mean the fair market value of the cost to such Person of  replacing  the Hedging  Transaction  giving rise to such
Hedging  Obligation  as of the  date  of  determination  (assuming  the  Hedging
Transaction  were to be terminated as of that date),  and  "unrealized  profits"
means the fair market value of the gain to such Person of replacing such Hedging
Transaction as of the date of determination  (assuming such Hedging  Transaction were to be terminated as of that date).

      "NEW STORE CAPITAL  EXPENDITURES" shall mean Capital Expenditures relating to the acquisition and/or construction of new units, and/or remodels of existing units, operated by the Borrower and its Subsidiaries.

      "NOTES" shall mean, collectively, the Revolving Credit Notes.

                                       11

      "NOTICES OF BORROWING" shall mean the Notices of Revolving Borrowing.

      "NOTICE OF  CONVERSION/CONTINUATION"  shall  mean the notice  given by the
Borrower  to  the   Administrative   Agent  in  respect  of  the  conversion  or
continuation of an outstanding Borrowing as provided in SECTION 2.5(B) hereof.

      "NOTICE OF  REVOLVING  BORROWING"  shall have the  meaning as set forth in
SECTION 2.3.

      "OBLIGATIONS"  shall  mean  all  amounts  owing  by  the  Borrower  or its
Subsidiaries  to the  Administrative  Agent  or  any  Lender  pursuant  to or in connection  with this  Agreement or any other Loan Document,  including  without limitation,  all principal,  interest (including any interest accruing after the filing of any petition in  bankruptcy  or the  commencement  of any  insolvency, reorganization or like proceeding  relating to the Borrower or its Subsidiaries, whether or not a claim for post-filing or  post-petition  interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement  payments,  costs and expenses of the Administrative Agent and all Lenders  (including  all fees and expenses of counsel to the  Administrative
Agent and any  Lender  incurred  pursuant  to this  Agreement  or any other Loan
Document),  whether direct or indirect,  absolute or  contingent,  liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, and all
Hedging Obligations owed to the Administrative Agent, any Lender or any of their
Affiliates  incurred in order to limit  interest rate or fee  fluctuations  with respect to the Loans and all obligations and liabilities  incurred in connection with  collecting  and  enforcing  the  foregoing,  together  with all  renewals, extensions, modifications or refinancings thereof.

      "OFF-BALANCE   SHEET  LIABILITIES"  of  any  Person  shall  mean  (i)  any repurchase  or other  obligation  or  liability  of such Person with  respect to accounts,  payment  intangibles  or  receivables  sold by such Person,  (ii) any liability of such Person under any sale and leaseback  transactions which do not create a liability  on the balance  sheet of such  Person,  (iii) any  Synthetic
Lease  Obligation  or (iv) any  obligation  arising  with  respect  to any other transaction  which  is the  functional  equivalent  of or  takes  the  place  of borrowing but which does not constitute a liability on the balance sheet of such
Person.

      "OTHER  TAXES"  shall  mean  any  and  all  present  or  future  stamp  or documentary  taxes or any other  excise or  property  taxes,  charges or similar levies arising from any payment made  hereunder or from the execution,  delivery or  enforcement  of, or otherwise  with respect to, this  Agreement or any other
Loan Document.

      "OSHA"  shall mean the  Occupational  Safety  and  health Act of 1970,  as amended from time to time and any successor statute.

      "PARTICIPANT" shall have the meaning set forth in SECTION 10.4(D).

      "PAYMENT OFFICE" shall mean the office of the Administrative Agent located at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, or such other location as to which  the  Administrative  Agent  shall  have  given  written  notice to the
Borrower and the other Lenders.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

                                       12

      "PERMITTED ENCUMBRANCES" shall mean

          (i)  Liens  imposed  by law for  taxes  not yet due or which are being contested  in good faith by  appropriate  proceedings  and with  respect to which adequate reserves are being maintained in accordance with GAAP;

          (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics,  materialmen  and other  Liens  imposed  by law  created  in the ordinary  course of  business  for  amounts  not yet due or which are being contested  in good faith by  appropriate  proceedings  and with  respect to which adequate reserves are being maintained in accordance with GAAP;

          (iii) pledges and deposits made in the ordinary  course of business in compliance  with workers'  compensation,  unemployment  insurance and other social security laws or regulations;

          (iv)  deposits to secure the  performance  of bids,  trade  contracts, leases,  statutory obligations,  surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (v)  judgment  and  attachment  liens not  giving  rise to an Event of
     Default  or Liens  created  by or  existing  from any  litigation  or legal proceeding  that are currently being contested in good faith by appropriate
     proceedings  and  with  respect  to  which  adequate   reserves  are  being
     maintained in accordance with GAAP; and

          (vi)  easements,   zoning  restrictions,   rights-of-way  and  similar
     encumbrances  on real  property  imposed by law or arising in the  ordinary course of business that do not secure any monetary  obligations  and do not materially  detract from the value of the affected  property or  materially interfere  with the  ordinary  conduct of business of the  Borrower and its
     Subsidiaries taken as a whole;

PROVIDED,  that the term  "Permitted  Encumbrances"  shall not  include any Lien securing Indebtedness.

      "PERMITTED INVESTMENTS" shall mean:

          (i)  direct  obligations  of,  or  obligations  the  principal  of and interest on which are unconditionally  guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United  States),  in each case maturing  within one year from the date of acquisition thereof;

          (ii) marketable direct  obligations issued by the District of Columbia or any State of the United States or any political  subdivision of any such
     State or any public  instrumentality  therof  maturing within one year from the date of acquisition and, at the time of acquisition, having a long term bond  rating  from  S&P of at  least AA or from  Moody's  of at least  Aa2;
     provided,  that, the aggregate amount of Investments under this clause (ii)
     shall not exceed $50,000,000 at any time;

                                       13

          (iii)  commercial  paper  having the  highest  rating,  at the time of acquisition  thereof,  of S&P or Moody's and in either case maturing within six months from the date of acquisition thereof;

          (iv) certificates of deposit,  bankers'  acceptances and time deposits maturing  within  180 days of the date of  acquisition  thereof  issued  or guaranteed by or placed with, and money market deposit  accounts  issued or offered by, any domestic  office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (v) fully collateralized repurchase agreements with a term of not more than 30 days for securities  described in clause (i) above and entered into with a financial  institution  satisfying the criteria  described in clause
     (iv) above; and

          (vi) mutual funds investing solely in any one or more of the Permitted
     Investments described in clauses (i) through (v) above.

      "PERSON"  shall  mean  any  individual,  partnership,  firm,  corporation, association, joint venture, limited liability company, trust or other entity, or any Governmental Authority.

      "PLAN"  shall  mean  any  employee  pension  benefit  plan  (other  than a
Multiemployer  Plan)  subject to the  provisions of Title IV of ERISA or Section
412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA  Affiliate is (or, if such plan were  terminated,  would under Section
4069 of ERISA be deemed to be) an  "employer"  as  defined  in  Section  3(5) of
ERISA.

      "PRO RATA SHARE"  shall mean,  with  respect to any Lender at any time,  a percentage,  the numerator of which shall be the sum of such Lender's  Revolving
Commitment  and the  denominator  of  which  shall  be the  sum of all  Lenders'
Revolving  Commitments;  or if the Revolving Commitments have been terminated or expired or if the Loans have been declared to be due and payable,  a percentage, the  numerator  of which  shall  be the sum of such  Lender's  Revolving  Credit
Exposure,  and the  denominator  of  which  shall  be the  sum of the  aggregate
Revolving Credit Exposure of all Lenders.

      "REGULATION  D" shall mean  Regulation  D of the Board of Governors of the
Federal Reserve System,  as the same may be in effect from time to time, and any successor regulations.

      "RELATED PARTIES" shall mean, with respect to any specified  Person,  such
Person's Affiliates and the respective directors,  officers,  employees,  agents and advisors of such Person and such Person's Affiliates.

      "RELEASE"  shall mean any  release,  spill,  emission,  leaking,  dumping,
injection,  pouring,  deposit,  disposal,  discharge,   dispersal,  leaching  or
migration  into  the  environment   (including   ambient  air,   surface  water,
groundwater,  land  surface  or  subsurface  strata)  or  within  any  building, structure, facility or fixture.

                                       14

      "REQUIRED LENDERS" shall mean, at any time, Lenders holding 51% or more of the  aggregate  outstanding  Revolving  Credit  Exposures at such time or if the
Lenders have no Revolving Credit Exposure outstanding,  then Lenders holding 51%
or more of the Aggregate Revolving Commitments;  provided,  however, that (a) if only two (2) Lenders  exist  hereunder,  Required  Lenders  shall mean both such
Lenders  and (b) if only three (3) Lenders  exist  hereunder,  Required  Lenders shall mean both (i) the Lenders holding 51% or more of the aggregate outstanding
Revolving  Credit  Exposures  at such time (or if the Lenders  have no Revolving
Credit Exposure  outstanding,  then Lenders holding 51% or more of the Aggregate
Revolving Commitments) and (ii) at least two (2) of the three (3) Lenders.

      "REQUIREMENT OF LAW" for any Person shall mean the articles or certificate of  incorporation,  bylaws,  partnership  certificate and agreement,  or limited liability company certificate of organization and agreement, as the case may be, and other  organizational  and governing  documents of such Person, and any law, treaty,  rule or regulation,  or determination of a Governmental  Authority,  in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "RESPONSIBLE OFFICER" shall mean any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or a vice president of the Borrower or such other representative of the Borrower as may be designated in writing by any one of the foregoing  with the consent of the Administrative Agent; and, with respect to the financial covenants only, the chief financial officer or the treasurer of the Borrower.

      "REVOLVING  COMMITMENT"  shall  mean,  with  respect to each  Lender,  the obligation  of such  Lender  to  make  Revolving  Loans  to the  Borrower  in an aggregate  principal  amount not  exceeding the amount set forth with respect to such Lender on the signature pages to this Agreement, or in the case of a Person becoming a Lender after the Closing Date, the amount of the assigned  "Revolving
Commitment" as provided in the Assignment and Acceptance  Agreement  executed by such Person as an assignee, as the same may be changed pursuant to terms hereof.

      "REVOLVING  CREDIT EXPOSURE" shall mean, with respect to any Lender at any time, the sum of the  outstanding  principal  amount of such Lender's  Revolving
Loans.

      "REVOLVING  CREDIT  NOTE"  shall mean a  promissory  note of the  Borrower payable  to the order of a  requesting  Lender in the  principal  amount of such
Lender's Revolving Commitment, in substantially the form of EXHIBIT A.

      "REVOLVING  LOAN" shall mean a loan made by a Lender to the Borrower under its Revolving  Commitment,  which may either be a Base Rate Loan or a Eurodollar
Loan.

      "S&P" shall mean Standard & Poor's.

      "SUBSIDIARY"  shall mean, with respect to any Person (the  "PARENT"),  any corporation,  partnership, joint venture, limited liability company, association or other  entity the accounts of which would be  consolidated  with those of the parent in the  parent's  consolidated  financial  statements  if such  financial

                                       15

statements were prepared in accordance with GAAP as of such date, as well as any other  corporation,  partnership,  joint  venture,  limited  liability  company, association or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date,  owned,  Controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more  subsidiaries of the parent.  Unless otherwise  indicated,  all  references to  "Subsidiary"  hereunder  shall mean a
Subsidiary of the Borrower.

      "SUBSIDIARY   GUARANTY  AGREEMENT"  shall  mean  the  Subsidiary  Guaranty
Agreement dated as of the date hereof and  substantially  in the form of EXHIBIT
C,  made by the  Subsidiaries  of the  Borrower  listed on the  signature  pages thereof in favor of the Administrative Agent for the benefit of the Lenders.

      "SUBSIDIARY GUARANTY SUPPLEMENT" shall mean each supplement  substantially in the  form of  Annex  I to the  Subsidiary  Guaranty  Agreement  executed  and delivered by a Subsidiary of the Borrower pursuant to SECTION 5.9.

      "SUBSIDIARY  LOAN  PARTY"  shall  mean any  Subsidiary  that  executes  or otherwise becomes a party to or bound by the Subsidiary Guaranty Agreement.

      "SYNTHETIC  LEASE" shall mean a lease  transaction under which the parties intend that (i) the lease will be treated as an "operating  lease" by the lessee pursuant to Statement of Financial  Accounting  Standards No. 13, as amended and
(ii) the lessee will be entitled  to various tax and other  benefits  ordinarily available to owners (as opposed to lessees) of like property.

      "SYNTHETIC LEASE  OBLIGATIONS" shall mean, with respect to any Person, the sum of (i) all  remaining  rental  obligations  of such  Person as lessee  under
Synthetic Leases which are  attributable to principal and, without  duplication,
(ii) all rental and purchase price payment obligations of such Person under such
Synthetic Leases assuming such Person exercises the option to purchase the lease property at the end of the lease term.

      "TAXES" shall mean any and all present or future taxes,  levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

      "TYPE",  when used in reference to a Loan or Borrowing,  refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Base Rate.

      "WITHDRAWAL  LIABILITY" shall mean liability to a Multiemployer  Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      SECTION 1.2 CLASSIFICATIONS OF LOANS AND BORROWINGS.  For purposes of this
Agreement,  Loans may be classified  and referred to by Type (e.g. a "Eurodollar
Loan" or "Base Rate Loan" or "Revolving  Eurodollar Loan").  Borrowings also may be  classified  and  referred  to by  Type  (e.g.  "Eurodollar  Borrowing"  or "
Revolving Eurodollar Borrowing").

                                       16

      SECTION 1.3 ACCOUNTING TERMS AND  DETERMINATION.  Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted,  all accounting  determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect  from time to time,  applied on a basis  consistent  (except  for such changes approved by the Borrower's independent public accountants) with the most recent  audited  consolidated  financial  statement  of the  Borrower  delivered pursuant  to  SECTION  5.1(A);  PROVIDED,  that  if the  Borrower  notifies  the
Administrative  Agent that the Borrower  wishes to amend any covenant in Article
VI to  eliminate  the  effect  of any  change in GAAP on the  operation  of such covenant (or if the Administrative Agent notifies the Borrower that the Required
Lenders  wish to  amend  Article  VI for  such  purpose),  then  the  Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately  before the relevant change in GAAP became  effective,  until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

      SECTION 1.4 TERMS  GENERALLY.  The definitions of terms herein shall apply equally to the  singular  and plural  forms of the terms  defined.  Whenever the context may require,  any pronoun  shall  include the  corresponding  masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed  by the phrase  "without  limitation".  The word "will"
shall be construed to have the same meaning and effect as the word  "shall".  In the  computation of periods of time from a specified  date to a later  specified date, the word "from" means "from and including" and the word "to" means "to but excluding".  Unless the context  requires  otherwise  (i) any  definition  of or reference  to any  agreement,  instrument  or  other  document  herein  shall be construed as referring to such agreement, instrument or other document as it was originally  executed  or as it may  from  time  to time  be  amended,  restated, supplemented  or  otherwise  modified  (subject  to  any  restrictions  on  such amendments,  supplements or modifications set forth herein),  (ii) any reference herein to any Person shall be construed to include such Person's  successors and permitted assigns, (iii) the words "hereof",  "herein" and "hereunder" and words of similar  import shall be construed to refer to this  Agreement as a whole and not to any  particular  provision  hereof,  (iv)  all  references  to  Articles,
Sections,  Exhibits  and  Schedules  shall be  construed  to refer to  Articles,
Sections,  Exhibits and Schedules to this  Agreement and (v) all references to a specific  time shall be  construed to refer to the time in the city and state of the Administrative Agent's principal office, unless otherwise indicated.

                                   ARTICLE II

                  AMOUNT AND TERMS OF THE REVOLVING COMMITMENTS
                  ---------------------------------------------

      SECTION 2.1 GENERAL  DESCRIPTION  OF  FACILITIES.  Subject to and upon the terms and conditions  herein set forth, the Lenders hereby establish in favor of the Borrower a revolving credit facility pursuant to which the Lenders severally agree  (to the  extent  of each  Lender's  Pro Rata  Share  up to such  Lender's
Revolving Commitment) to make Revolving Loans to the Borrower in accordance with
SECTION 2.2; PROVIDED,  that in no event shall the aggregate principal amount of all  outstanding  Revolving  Loans  exceed at any time the  Aggregate  Revolving
Commitments from time to time in effect.

                                       17

      SECTION 2.2 REVOLVING LOANS. Subject to the terms and conditions set forth herein,  each Lender  severally  agrees to make Revolving Loans to the Borrower, from time to time during the  Availability  Period,  in an  aggregate  principal amount  outstanding  at any time  that  will  not  result  in (a) such  Lender's
Revolving Credit Exposure  exceeding such Lender's  Revolving  Commitment or (b)
the sum of the aggregate Revolving Credit Exposures of all Lenders exceeding the
Aggregate Revolving  Commitments.  During the Availability  Period, the Borrower
shall be entitled to borrow,  prepay and reborrow  Revolving Loans in accordance with the terms and conditions of this Agreement; PROVIDED, that the Borrower may not borrow or reborrow should there exist a Default or Event of Default.

      SECTION 2.3 PROCEDURE FOR REVOLVING BORROWINGS.

      The  Borrower  shall  give the  Administrative  Agent  written  notice (or telephonic  notice  promptly  confirmed in writing) of each Revolving  Borrowing substantially in the form of Exhibit 2.3 attached hereto (a "NOTICE OF REVOLVING
BORROWING") (x) prior to 11:00 a.m. (Atlanta, Georgia time) one (1) Business Day prior to the requested  date of each Base Rate  Borrowing and (y) prior to 11:00
a.m. (Atlanta, Georgia time) three (3) Business Days prior to the requested date of each  Eurodollar  Borrowing.  Each  Notice of  Revolving  Borrowing  shall be irrevocable  and  shall  specify:  (i) the  aggregate  principal  amount of such
Borrowing,  (ii) the date of such  Borrowing  (which  shall be a Business  Day),
(iii) the Type of such Revolving Loan  comprising such Borrowing and (iv) in the case of a  Eurodollar  Borrowing,  the duration of the initial  Interest  Period applicable  thereto  (subject to the  provisions  of the  definition of Interest
Period).  Each Revolving  Borrowing shall consist entirely of Base Rate Loans or
Eurodollar Loans, as the Borrower may request. The aggregate principal amount of each  Borrowing  shall be not less  than  $1,000,000  or a  larger  multiple  of
$100,000. At no time shall the total number of Eurodollar Borrowings outstanding at any time exceed six. Promptly  following the receipt of a Notice of Revolving
Borrowing in accordance  herewith,  the  Administrative  Agent shall advise each
Lender of the details thereof and the amount of such Lender's  Revolving Loan to be made as part of the requested Revolving Borrowing.

      SECTION 2.4 FUNDING OF BORROWINGS.

     (a) Each Lender will make available each Loan to be made by it hereunder on the proposed date thereof by wire  transfer in  immediately  available  funds by
1:00 p.m.  (Atlanta,  Georgia time) to the  Administrative  Agent at the Payment
Office. The Administrative  Agent will make such Loans available to the Borrower by promptly  crediting the amounts that it receives,  in like funds by the close of business on such proposed date, to an account maintained by the Borrower with the  Administrative  Agent or at the  Borrower's  option,  by  effecting  a wire transfer  of such  amounts  to an  account  designated  by the  Borrower  to the
Administrative Agent.

     (b) Unless the Administrative  Agent shall have been notified by any Lender prior to 5:00 p.m.  (Atlanta,  Georgia  time) one (1)  Business Day prior to the date of a Borrowing in which such Lender is participating  that such Lender will not make  available  to the  Administrative  Agent such  Lender's  share of such
Borrowing,  the  Administrative  Agent may assume that such Lender has made such
amount   available  to  the   Administrative   Agent  on  such  date,   and  the
Administrative Agent, in reliance on such assumption,  may make available to the

                                       18

Borrower on such date a corresponding  amount. If such  corresponding  amount is not in fact made  available  to the  Administrative  Agent by such Lender on the date of such Borrowing,  the  Administrative  Agent shall be entitled to recover such  corresponding  amount on demand from such Lender together with interest at the  Federal  Funds  Rate  for up to two (2)  days  and  thereafter  at the rate specified  for such  Borrowing.  If such Lender does not pay such  corresponding
amount  forthwith  upon  the   Administrative   Agent's  demand  therefor,   the
Administrative Agent shall promptly notify the Borrower,  and the Borrower shall immediately pay such corresponding  amount to the Administrative  Agent together with  interest  at the  rate  specified  for  such  Borrowing.  Nothing  in this subsection shall be deemed to relieve any Lender from its obligation to fund its
Pro Rata Share of any  Borrowing  hereunder or to prejudice any rights which the
Borrower  may have  against any Lender as a result of any default by such Lender hereunder.

     (c) All Revolving  Borrowings  shall be made by the Lenders on the basis of their respective Pro Rata Shares. No Lender shall be responsible for any default by any other  Lender in its  obligations  hereunder,  and each  Lender  shall be obligated to make its Loans  provided to be made by it hereunder,  regardless of the failure of any other Lender to make its Loans hereunder.

      SECTION 2.5 INTEREST ELECTIONS.

     (a)  Each  Borrowing  initially  shall  be of  the  Type  specified  in the applicable Notice of Borrowing, and in the case of a Eurodollar Borrowing, shall have an  initial  Interest  Period as  specified  in such  Notice of  Borrowing.
Thereafter,  the Borrower may elect to convert such  Borrowing  into a different
Type or to continue such Borrowing,  and in the case of a Eurodollar  Borrowing, may elect  Interest  Periods  therefor,  all as  provided in this  Section.  The
Borrower may elect different  options with respect to different  portions of the affected  Borrowing,  in which case each such portion shall be allocated ratably among  the  Lenders  holding  Loans  comprising  such  Borrowing,  and the Loans comprising each such portion shall be considered a separate Borrowing.

     (b) To make an election  pursuant to this Section,  the Borrower shall give the  Administrative  Agent prior written notice (or telephonic  notice  promptly confirmed in writing) of each Borrowing substantially in the form of Exhibit 2.5
(a "NOTICE OF CONVERSION/CONTINUATION") that is to be converted or continued, as the case  may be,  (x)  prior to 10:00  a.m.  (Atlanta,  Georgia  time)  one (1)
Business  Day  prior to the  requested  date of a  conversion  into a Base  Rate
Borrowing and (y) prior to 11:00 a.m. (Atlanta, Georgia time) three (3) Business
Days prior to a continuation of or conversion into a Eurodollar Borrowing.  Each such Notice of  Conversion/Continuation  shall be irrevocable  and shall specify
(i) the Borrowing to which such Notice of Continuation/Conversion applies and if different options are being elected with respect to different  portions thereof, the portions  thereof that are to be allocated to each  resulting  Borrowing (in which case the  information  to be specified  pursuant to clauses (iii) and (iv)
shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Notice of Continuation/Conversion, which shall be a Business  Day,  (iii)  whether the  resulting  Borrowing  is to be a Base Rate
Borrowing or a Eurodollar  Borrowing;  and (iv) if the resulting Borrowing is to be a Eurodollar  Borrowing,  the Interest Period applicable thereto after giving effect to such election,  which shall be a period contemplated by the definition of "Interest Period". If any such Notice of  Continuation/Conversion  requests a
Eurodollar Borrowing but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any  resulting  Borrowing  shall  satisfy  the minimum  borrowing  amount for
Eurodollar Borrowings and Base Rate Borrowings set forth in SECTION 2.3.

                                       19

     (c)  If,  on the  expiration  of any  Interest  Period  in  respect  of any
Eurodollar  Borrowing,  the  Borrower  shall have  failed to deliver a Notice of
Conversion/  Continuation,  then,  unless such  Borrowing  is repaid as provided herein,  the Borrower  shall be deemed to have elected to convert such Borrowing to a Base Rate Borrowing. No Borrowing may be converted into, or continued as, a
Eurodollar  Borrowing  if a Default  or an Event of Default  exists,  unless the
Administrative  Agent and each of the Lenders shall have otherwise  consented in writing.  No conversion of any Eurodollar Loans shall be permitted except on the last day of the Interest Period in respect thereof.

     (d)  Upon   receipt   of  any   Notice  of   Conversion/Continuation,   the
Administrative  Agent shall promptly  notify each Lender of the details  thereof and of such Lender's portion of each resulting Borrowing.

      SECTION 2.6 OPTIONAL REDUCTION AND TERMINATION OF REVOLVING COMMITMENTS.

     (a) Unless previously terminated, all Revolving Commitments shall terminate on the Commitment Termination Date.

     (b) Upon at least  three  (3)  Business  Days'  prior  written  notice  (or telephonic  notice promptly  confirmed in writing) to the  Administrative  Agent
(which  notice shall be  irrevocable),  the  Borrower  may reduce the  Aggregate
Revolving  Commitments in part or terminate the Aggregate Revolving  Commitments in  whole;  PROVIDED,  that (i) any  partial  reduction  shall  apply to  reduce proportionately  and permanently the Revolving  Commitment of each Lender,  (ii)
any partial  reduction  pursuant to this SECTION 2.6 shall be in an amount of at least  $5,000,000  and any  larger  multiple  of  $1,000,000,  and (iii) no such reduction  shall  be  permitted  which  would  reduce  the  Aggregate  Revolving
Commitments to an amount less than the outstanding Revolving Credit Exposures of all Lenders.

      SECTION 2.7 REPAYMENT OF LOANS.  The outstanding  principal  amount of all
Revolving  Loans  shall be due and  payable  (together  with  accrued and unpaid interest thereon) on the Commitment Termination Date.

      SECTION 2.8 EVIDENCE OF  INDEBTEDNESS.  (a) Each Lender shall  maintain in
accordance  with  its  usual  practice   appropriate   records   evidencing  the
Indebtedness  of the  Borrower to such Lender  resulting  from each Loan made by such Lender from time to time,  including  the amounts of principal and interest payable  thereon and paid to such Lender from time to time under this Agreement.
The Administrative  Agent shall maintain  appropriate  records in which shall be recorded (i) the Revolving  Commitment  of each Lender,  (ii) the amount of each
Loan made  hereunder  by each Lender,  the Type thereof and the Interest  Period applicable  thereto,  (iii) the date of each  continuation  thereof  pursuant to
SECTION 2.5,  (iv) the date of each  conversion  of all or a portion  thereof to another Type  pursuant to SECTION 2.5, (v) the date and amount of any  principal or interest  due and payable or to become due and payable  from the  Borrower to each Lender hereunder in respect of such Loans and (vi) both the date and amount

                                       20

of any sum received by the  Administrative  Agent hereunder from the Borrower in respect of the Loans and each Lender's Pro Rata Share thereof.  The entries made in such records  shall be prima facie  evidence of the  existence and amounts of the obligations of the Borrower therein recorded;  PROVIDED, that the failure or delay of any Lender or the Administrative Agent in maintaining or making entries into any such  record or any error  therein  shall not in any manner  affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement.

     (b) At the request of any Lender at any time,  the Borrower  agrees that it will  execute and deliver to such Lender a Revolving  Credit Note payable to the order of such Lender, and such Lender agrees,  upon receipt of such new Note and request of the Borrower,  such Lender will  promptly  cancel and return any Note replaced by such new Note to the Borrower.

      SECTION 2.9 OPTIONAL PREPAYMENTS.

      The  Borrower  shall  have the  right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, by giving irrevocable  written notice (or telephonic notice promptly confirmed in writing)
to the  Administrative  Agent no later than (i) in the case of prepayment of any
Eurodollar Borrowing, 11:00 a.m. (Atlanta, Georgia time) not less than three (3)
Business  Days  prior  to any  such  prepayment  and  (ii)  in the  case  of any prepayment of any Base Rate  Borrowing,  not less than one Business Day prior to the date of such  prepayment.  Each such notice shall be  irrevocable  and shall specify the proposed date of such  prepayment  and the principal  amount of each
Borrowing or portion thereof to be prepaid. Upon receipt of any such notice, the
Administrative  Agent shall promptly notify each affected Lender of the contents thereof  and of such  Lender's  Pro Rata Share of any such  prepayment.  If such notice is given,  the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with SECTION 2.11(C); PROVIDED, that if a  Eurodollar  Borrowing is prepaid on a date other than the last day of an Interest Period applicable  thereto,  the Borrower shall also pay all amounts required pursuant to SECTION 2.17. Each partial  prepayment of any Loan shall be in an amount  that would be  permitted  in the case of an advance of a Revolving
Borrowing  of the same Type  pursuant  to  SECTION  2.3.  Each  prepayment  of a
Borrowing shall be applied ratably to the Loans comprising such Borrowing.

      SECTION 2.10 MANDATORY PREPAYMENTS.

      If at any time the Revolving Credit Exposure of all Lenders exceeds the  Aggregate  Revolving  Commitments,  as reduced  pursuant  to SECTION 2.6 or
otherwise,  the  Borrower  shall  immediately,   jointly  and  severally,  repay
Revolving Loans in an amount equal to such excess, together with all accrued and unpaid  interest on such excess  amount and any amounts due under  SECTION 2.17.
Each prepayment shall be applied first to the Base Rate Loans to the full extent thereof, and next to Eurodollar Loans to the full extent thereof.

      SECTION 2.11 INTEREST ON LOANS.

     (a) The Borrower shall pay interest on each Base Rate Loan at the Base Rate in effect from time to time. The Borrower shall pay interest on each  Eurodollar
Loan at the Adjusted LIBO Rate for the applicable  Interest Period in effect for such Loan plus 1.50%.

                                       21

     (b) While an Event of Default exists or after  acceleration,  at the option of the Required Lenders,  the Borrower shall pay interest  ("DEFAULT  INTEREST")
with respect to all Eurodollar  Loans at the rate  otherwise  applicable for the then-current  Interest Period plus an additional 2% per annum until the last day of such Interest Period, and thereafter, and with respect to all Base Rate Loans and all other  Obligations  hereunder  (other than Loans),  at an all-in rate in effect for Base Rate Loans, plus an additional 3.5% per annum.

     (c)  Interest on the  principal  amount of all Loans shall  accrue from and including  the  date  such  Loans  are  made to but  excluding  the  date of any repayment thereof.  Interest on all outstanding Base Rate Loans shall be payable monthly in arrears on the last day of each calendar  month and on the Commitment
Termination Date. Interest on all outstanding  Eurodollar Loans shall be payable on the last day of each Interest Period applicable thereto,  and, in the case of any Eurodollar Loans having an Interest Period in excess of three months on each day which occurs  every three  months  after the initial  date of such  Interest
Period,  and on the Commitment  Termination Date.  Interest on any Loan which is converted  into a Loan of another  Type or which is repaid or  prepaid  shall be payable on the date of such  conversion or on the date of any such  repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand.

     (d) The Administrative  Agent shall determine each interest rate applicable to the Loans hereunder and shall promptly notify the Borrower and the Lenders of such rate in writing (or by telephone,  promptly confirmed in writing). Any such determination shall be conclusive and binding for all purposes,  absent manifest error.

      SECTION 2.12 FEES.

     (a) The Borrower shall pay to the Administrative Agent and SunTrust Capital
Markets,  Inc., as Lead  Arranger,  for their own respective  account,  the fees agreed upon  pursuant to and in  accordance  with that  certain fee letter dated
August 3, 2004 among the Borrower, the Administrative Agent and SunTrust Capital
Markets, Inc., as Lead Arranger.

     (b) The Borrower agrees to pay to the Administrative  Agent for the account of each  Lender a  commitment  fee,  which  shall  accrue at one  quarter of one percent (.25%) per annum, on the daily amount of the unused Revolving Commitment of such Lender during the  Availability  Period;  PROVIDED,  that if such Lender continues to have any Revolving Credit Exposure after the Commitment Termination
Date,  then the  commitment  fee shall  continue to accrue on the amount of such
Lender's unused Revolving  Commitment from and after the Commitment  Termination
Date to the date that all of such Lender's  Revolving  Credit  Exposure has been paid in full.  Accrued  commitment  fees shall be payable in arrears on the last day of  each  March,  June,  September  and  December  of each  year  and on the
Commitment Termination Date, commencing on the first such date after the Closing
Date;  PROVIDED FURTHER,  that any commitment fees accruing after the Commitment
Termination  Date  shall  be  payable  on  demand.  For  purposes  of  computing commitment  fees  with  respect  to the  Revolving  Commitments,  the  Revolving
Commitment of each Lender shall be deemed used to the extent of the  outstanding
Revolving Loans of such Lender.

                                       22

     (c) Accrued  fees shall be payable  quarterly in arrears on the last day of each March, June, September and December, commencing on December 31, 2004 and on the Commitment Termination Date.

      SECTION 2.13 COMPUTATION OF INTEREST AND FEES.

      Interest based on the Base Rate  hereunder  shall be computed on the basis of a year of 365  days  (or 366 days in a leap  year)  and  paid for the  actual number of days elapsed (including the first day but excluding the last day). All other interest and all fees shall be computed on the basis of a year of 360 days and paid for the  actual  number of days  elapsed  (including  the first day but excluding the last day). Each  determination by the  Administrative  Agent of an interest  amount or fee  hereunder  shall be made in good faith and,  except for manifest error, shall be final, conclusive and binding for all purposes.

      SECTION  2.14  INABILITY  TO  DETERMINE  INTEREST  RATES.  If prior to the commencement of any Interest Period for any Eurodollar Borrowing,

                    (i) the  Administrative  Agent shall have determined  (which determination  shall be conclusive and binding upon the Borrower)
               that, by reason of circumstances affecting the relevant interbank market,  adequate means do not exist for  ascertaining  LIBOR for such Interest Period, or

                    (ii) the  Administrative  Agent shall have  received  notice from the Required  Lenders  that the Adjusted  LIBO Rate does not adequately  and  fairly  reflect  the  cost to such  Lenders  (or
               Lender,  as the case may be) of making,  funding  or  maintaining their  (or its,  as the case may be)  Eurodollar  Loans  for such
               Interest Period,

the  Administrative  Agent  shall give  written  notice (or  telephonic  notice, promptly  confirmed  in writing) to the  Borrower  and to the Lenders as soon as
practicable   thereafter.   In  the  case  of   Eurodollar   Loans,   until  the
Administrative  Agent  shall  notify  the  Borrower  and the  Lenders  that  the circumstances giving rise to such notice no longer exist, (i) the obligations of the  Lenders  to make  Eurodollar  Revolving  Loans or to  continue  or  convert outstanding  Loans as or into  Eurodollar  Loans shall be suspended and (ii) all such affected  Loans shall be converted  into Base Rate Loans on the last day of the then current Interest Period applicable  thereto unless the Borrower prepays such Loans in accordance with this Agreement.  Unless the Borrower  notifies the
Administrative Agent at least one Business Day before the date of any Eurodollar
Revolving  Borrowing for which a Notice of Revolving  Borrowing  has  previously been  given  that it  elects  not to borrow on such  date,  then such  Revolving
Borrowing shall be made as a Base Rate Borrowing.

      SECTION  2.15  ILLEGALITY.  If any Change in Law shall make it unlawful or impossible for any Lender to make, maintain or fund any Eurodollar Loan and such
Lender shall so notify the Administrative  Agent, the Administrative Agent shall promptly give notice  thereof to the Borrower and the other  Lenders,  whereupon until such Lender  notifies the  Administrative  Agent and the Borrower that the circumstances  giving rise to such suspension no longer exist, the obligation of

                                       23

such  Lender to make  Eurodollar  Revolving  Loans,  or to  continue  or convert outstanding Loans as or into Eurodollar Loans,  shall be suspended.  In the case of the making of a Eurodollar Revolving Borrowing,  such Lender's Revolving Loan shall be made as a Base Rate Loan as part of the same  Revolving  Borrowing  for
the  same  Interest  Period  and  if  the  affected   Eurodollar  Loan  is  then
outstanding,  such Loan shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period  applicable to such Eurodollar Loan if such Lender may lawfully  continue to maintain such Loan to such date or (ii)
immediately if such Lender shall determine that it may not lawfully  continue to maintain such Eurodollar Loan to such date.  Notwithstanding the foregoing,  the affected Lender shall, prior to giving such notice to the Administrative  Agent, designate a different  Applicable Lending Office if such designation would avoid the need for giving such notice and if such  designation  would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion.

      SECTION 2.16 INCREASED COSTS.

           (a) If any Change in Law shall:

               (i)  impose,  modify  or deem  applicable  any  reserve,  special deposit or similar  requirement that is not otherwise  included in the determination  of the Adjusted LIBO Rate hereunder  against assets of, deposits with or for the account of, or credit extended by, any Lender
          (except any such reserve  requirement  reflected in the Adjusted  LIBO
          Rate); or

               (ii) impose on any Lender or the eurodollar  interbank market any other condition  affecting this Agreement or any Eurodollar Loans made by such Lender;

and the  result  of the  foregoing  is to  increase  the cost to such  Lender of making,  converting  into,  continuing or  maintaining  a Eurodollar  Loan or to reduce the amount  received or receivable by such Lender  hereunder  (whether of principal,  interest or any other amount), then the Borrower shall promptly pay, upon written  notice from and demand by such Lender on the Borrower (with a copy of such notice and demand to the  Administrative  Agent), to the  Administrative
Agent for the account of such Lender,  within five  Business Days after the date of such notice and demand, additional amount or amounts sufficient to compensate such Lender for such additional costs incurred or reduction suffered.

            (b) If any Lender shall have determined that on or after the date of this  Agreement any Change in Law regarding  capital  requirements  has or would have the effect of reducing the rate of return on such  Lender's  capital (or on the  capital  of  such  Lender's  holding  company)  as  a  consequence  of  its obligations  hereunder to a level below that which such Lender or such  Lender's holding  company  could have  achieved  but for such Change in Law (taking  into consideration  such Lender's  policies or the policies of such Lender's  holding company with respect to capital  adequacy) then, from time to time,  within five
(5) Business Days after receipt by the Borrower of written demand by such Lender
(with a copy thereof to the  Administrative  Agent),  the Borrower  shall pay to such  Lender  such  additional  amounts as will  compensate  such Lender or such
Lender's holding company for any such reduction suffered.

                                       24

            (c) A  certificate  of a Lender  setting forth the amount or amounts necessary to compensate  such Lender or such Lender's  holding  company,  as the case  may be,  specified  in  paragraph  (a) or (b) of  this  Section  shall  be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive,  absent manifest error.  The Borrower shall pay any such Lender such amount or amounts within 10 days after receipt thereof.

            (d)   Failure  or  delay  on  the  part  of  any  Lender  to  demand compensation  pursuant to this  Section  shall not  constitute  a waiver of such
Lender's right to demand such compensation PROVIDED, that the Borrower shall not be required to compensate a Lender under this Section for any increased costs or reductions  incurred more than six (6) months prior to the date that such Lender notifies the Borrower of such increased costs or reductions and of such Lender's intention to claim compensation  therefor;  PROVIDED FURTHER, that if the Change in Law giving rise to such increased  costs or reductions is  retroactive,  then such  six-month  period  shall  be  extended  to  include  the  period  of  such retroactive effect.

      SECTION  2.17  FUNDING  INDEMNITY.  In the event of (a) the payment of any principal of a Eurodollar Loan other than on the last day of the Interest Period applicable  thereto  (including  as a result  of an Event of  Default),  (b) the conversion or  continuation  of a Eurodollar  Loan other than on the last day of the Interest Period  applicable  thereto,  or (c) the failure by the Borrower to borrow, prepay, convert or continue any Eurodollar Loan on the date specified in any  applicable  notice  (regardless  of whether  such  notice is  withdrawn  or revoked),  then, in any such event,  the Borrower shall  compensate each Lender, within five (5) Business  Days after  written  demand from such Lender,  for any loss,  cost or expense  attributable  to such event. In the case of a Eurodollar
Loan, such loss, cost or expense shall be deemed to include an amount determined by such  Lender to be the excess,  if any,  of (A) the amount of  interest  that would have accrued on the principal amount of such Eurodollar Loan if such event had not occurred at the Adjusted LIBO Rate  applicable to such  Eurodollar  Loan for the period  from the date of such event to the last day of the then  current
Interest  Period  therefor  (or in the case of a failure to  borrow,  convert or continue,  for the  period  that would  have been the  Interest  Period for such
Eurodollar  Loan)  over (B) the  amount of  interest  that  would  accrue on the principal  amount of such  Eurodollar  Loan for the same period if the  Adjusted
LIBO Rate were set on the date such  Eurodollar Loan was prepaid or converted or the date on which the  Borrower  failed to  borrow,  convert  or  continue  such
Eurodollar  Loan. A certificate as to any  additional  amount payable under this
SECTION 2.17 submitted to the Borrower by any Lender shall be conclusive, absent manifest error.

      SECTION 2.18 TAXES.

            (a) Any and all payments by or on account of any  obligation  of the
Borrower hereunder shall be made free and clear of and without deduction for any
Indemnified  Taxes or  Other  Taxes;  PROVIDED,  that if the  Borrower  shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable  shall be  increased  as  necessary so that after making all required deductions  (including deductions applicable to additional sums payable under this Section) the Administrative  Agent or any Lender (as the case may be)
shall  receive  an amount  equal to the sum it would have  received  had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the
Borrower  shall  pay the  full  amount  deducted  to the  relevant  Governmental
Authority in accordance with applicable law.

                                       25

            (b) In  addition,  the  Borrower  shall pay any  Other  Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) The Borrower shall indemnify the  Administrative  Agent and each
Lender,  within five (5) Business Days after written  demand  therefor,  for the full amount of any Indemnified  Taxes or Other Taxes paid by the  Administrative
Agent or such  Lender,  as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified
Taxes or Other Taxes imposed or asserted on or  attributable  to amounts payable under this Section) and any penalties,  interest and reasonable expenses arising therefrom  or with respect  thereto,  whether or not such  Indemnified  Taxes or
Other  Taxes were  correctly  or legally  imposed or  asserted  by the  relevant
Governmental  Authority.  A  certificate  as to the  amount of such  payment  or liability  delivered to the Borrower by a Lender or by the Administrative  Agent
on its own behalf or on behalf of a Lender,  shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or
Other Taxes by the Borrower to a  Governmental  Authority,  the  Borrower  shall deliver  to the  Administrative  Agent the  original  or a  certified  copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return  reporting such payment or other evidence of such payment  reasonably satisfactory to the Administrative Agent.

            (e) Any Foreign  Lender that is  entitled  to an  exemption  from or reduction of  withholding  tax under the Code, or any treaty to which the United
States is a party,  with respect to payments under this Agreement  shall deliver to the Borrower (with a copy to the Administrative  Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed  by applicable  law or  reasonably  requested by the Borrower as will permit  such  payments  to be made  without  withholding  or at a reduced  rate.
Without  limiting the  generality of the  foregoing,  each Foreign Lender agrees that it will  deliver to the  Administrative  Agent and the  Borrower (or in the
case of a Participant,  to the Lender from which the related participation shall have been  purchased)  two (2) duly  completed  copies of (i)  Internal  Revenue
Service  Form  W-8 ECI,  or any  successor  form  thereto,  certifying  that the payments  received from the Borrower  hereunder are  effectively  connected with such  Foreign  Lender's  conduct of a trade or business in the United  States or
(ii)  Internal  Revenue  Service Form W-8 BEN, or any  successor  form  thereto, certifying  that such Foreign Lender is entitled to benefits under an income tax treaty  to  which  the  Untied  States  is a party  which  reduces  the  rate of withholding  tax on payments of interest or (iii) Internal  Revenue Service Form
W-8 BEN, or any  successor  form  prescribed  by the Internal  Revenue  Service, together with a  certificate  (A)  establishing  that the payment to the Foreign
Lender qualifies as "portfolio  interest" exempt from U.S. withholding tax under
Code section  871(h) or 881(c),  and (B) stating that (1) the Foreign  Lender is not a bank for purposes of Code section  881(c)(3)(A),  OR the obligation of the
Borrower hereunder is not, with respect to such Foreign Lender, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of that section; (2) the Foreign Lender is not a 10% shareholder of the Borrower within the  meaning  of Code  section  871(h)(3)  or  881(c)(3)(B);  and (3) the
Foreign Lender is not a controlled  foreign  corporation  that is related to the
Borrower  within the meaning of Code  section  881(c)(3)(C);  or (iv) such other
Internal  Revenue  Service  forms as may be  applicable  to the Foreign  Lender, including  Forms W-8 IMY or W-8 EXP.  Each such Foreign  Lender shall deliver to the Borrower and the Administrative  Agent such forms on or before the date that it becomes a party to this  Agreement  (or in the case of a  Participant,  on or

                                       26

before  the date such  Participant  purchases  the  related  participation).  In
addition,   each  such  Lender  shall  deliver  such  forms  promptly  upon  the obsolescence or invalidity of any form previously delivered by such Lender. Each such Lender shall promptly notify the Borrower and the  Administrative  Agent at any time that it  determines  that it is no longer in a position  to provide any previously  delivered  certificate  to  the  Borrower  (or  any  other  form  of certification adopted by the Internal Revenue Service for such purpose).

      SECTION 2.19 PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS.

            (a) The Borrower  shall make each payment  required to be made by it hereunder  (whether of principal,  interest or fees, or of amounts payable under
SECTION 2.16, 2.17 or 2.18, or otherwise) prior to 1:00 p.m.  (Atlanta,  Georgia time), on the date when due, in immediately  available funds,  free and clear of any defenses,  rights of set-off,  counterclaim  or  withholding or deduction of taxes.  Any amounts  received after such time on any date may, in the discretion of the  Administrative  Agent,  be  deemed  to have  been  received  on the next succeeding Business Day for purposes of calculating  interest thereon.  All such payments shall be made to the Administrative Agent at the Payment Office, except that  payments  pursuant to SECTIONS  2.16,  2.7 and 2.18 and 10.3 shall be made directly  to the  Persons  entitled  thereto.  The  Administrative  Agent  shall distribute any such payments  received by it for the account of any other Person to the appropriate  recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next  succeeding  Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension. All payments hereunder shall be made in Dollars.

            (b) If at any time insufficient  funds are received by and available to the Administrative Agent to pay fully all amounts of principal,  interest and fees then due hereunder,  such funds shall be applied (i) first, towards payment of interest  and fees then due  hereunder,  ratably  among the parties  entitled thereto in  accordance  with the amounts of  interest  and fees then due to such parties,  and (ii)  second,  towards  payment of principal  then due  hereunder, ratably among the parties  entitled  thereto in  accordance  with the amounts of principal then due to such parties.

            (c) If any  Lender  shall,  by  exercising  any  right of  set-of or counterclaim  or  otherwise,  obtain  payment in respect of any  principal of or interest  on any of its  Revolving  Loans  that  would  result  in  such  Lender receiving  payment  of a  greater  proportion  of the  aggregate  amount  of its
Revolving Loans and accrued interest thereon than the proportion received by any other Lender,  then the Lender receiving such greater  proportion shall purchase
(for cash at face value)  participations in the Revolving Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance  with the aggregate  amount of principal of and accrued interest on their respective  Revolving Loans PROVIDED,  that (i) if any such  participations  are  purchased  and all or any  portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery,  without  interest,  and
(ii) the  provisions  of this  paragraph  shall not be construed to apply to any payment  made by the  Borrower  pursuant to and in  accordance  with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or  participant,  other than to the  Borrower  or any  Subsidiary  or  Affiliate

                                       27

thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing  and agrees,  to the extent it may  effectively  do so under applicable law, that any Lender acquiring a participation  pursuant to the foregoing  arrangements  may exercise against the Borrower rights of set-off and counterclaim with respect to such  participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

            (d) Unless the Administrative  Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative
Agent for the account of the Lenders  hereunder  that the Borrower will not make such  payment,  the  Administrative  Agent may assume that the Borrower has made such payment on such date in accordance  herewith and may, in reliance upon such assumption,  distribute to the Lenders the amount or amounts due. In such event, if the  Borrower  has not in fact made such  payment,  then each of the  Lenders severally  agrees to repay to the  Administrative  Agent forthwith on demand the amount so  distributed to such Lender with interest  thereon,  for each day from and  including  the date such amount is  distributed  to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds
Effective Rate and a rate determined by the  Administrative  Agent in accordance with banking industry rules on interbank compensation.

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to SECTION 2.5(B) or 10.3(D),  then the Administrative Agent may, in its discretion  (notwithstanding  any contrary provision  hereof),  apply any amounts thereafter received by the Administrative  Agent for the account of such
Lender to satisfy such Lender's  obligations  under such Sections until all such unsatisfied obligations are fully paid.

      SECTION 2.20 INCREASE OF REVOLVING COMMITMENTS; ADDITIONAL LENDERS. (a) So
long as no Event of Default has  occurred and is  continuing,  from time to time after the Closing Date,  the Borrower may, upon at least 30 days' written notice to the  Administrative  Agent (who shall promptly  notify the Lenders  thereof), propose to increase the Aggregate  Revolving  Commitments  by an amount of up to
$20,000,000  (the  amount  of  any  such  increase,  the  "ADDITIONAL  REVOLVING
COMMITMENT AMOUNT");  PROVIDED,  that the Aggregate Revolving  Commitments shall not at any time  exceed  $50,000,000.  Each  Lender  shall  have the right for a period of 15 days following  receipt of such notice,  to elect by written notice to  the  Borrower  and  the  Administrative  Agent  to  increase  its  Revolving
Commitment by a principal  amount equal to its Pro Rata Share of the  Additional
Revolving Commitment Amount. No Lender (or any successor thereto) shall have any obligation to increase its Revolving  Commitment or its other  obligations under this  Agreement  and the other Loan  Documents,  and any decision by a Lender to increase  its  Revolving  Commitment  shall  be  made  in  its  sole  discretion independently from any other Lender.

            (b)  If  any  Lender  shall  elect  not to  increase  its  Revolving
Commitment  pursuant  to  subsection  (a) of  this  Section,  the  Borrower  may designate  another bank or other financial  institution  (which may be, but need not be, one or more of the existing Lenders) which at the time agrees to, in the case of any such Person  that is an  existing  Lender,  increase  its  Revolving
Commitment  and in the case of any other such Person (an  "ADDITIONAL  LENDER"), become  a party  to this  Agreement;  PROVIDED,  HOWEVER,  that  any new bank or financial  institution  must be acceptable to the  Administrative  Agent,  which acceptance  will  not  be  unreasonably  withheld  or  delayed.  The  sum of the increases in the Revolving  Commitments of the existing Lenders pursuant to this subsection (b) plus the Revolving  Commitments  of the Additional  Lenders shall not in the aggregate exceed the unsubscribed amount of the Additional  Revolving
Commitment Amount.

                                       28

            (c) An increase in the Aggregate Revolving  Commitments  pursuant to this Section shall become effective upon the receipt by the Administrative Agent of an agreement in form and substance  satisfactory to the Administrative  Agent signed by the Borrower, by each Additional Lender and by each other Lender whose
Revolving  Commitment  is to be  increased,  setting  forth  the  new  Revolving
Commitments  of such Lenders and setting forth the agreement of each  Additional
Lender to become a party to this  Agreement and to be bound by all the terms and
provisions  hereof,   together  with  such  evidence  of  appropriate  corporate authorization  on the part of the  Borrower  with respect to the increase in the
Revolving Commitments and such opinions of counsel for the Borrower with respect to the increase in the Revolving  Commitments  as the  Administrative  Agent may
reasonably request.

            (d) Upon the acceptance of any such agreement by the  Administrative
Agent, the Aggregate  Revolving  Commitments shall automatically be increased by the amount of the Revolving Commitments added through such agreement and ANNEX I shall  automatically  be deemed amended to reflect the Revolving  Commitments of all Lenders after giving effect to the addition of such Revolving Commitments.

            (e) Upon any  increase  in the  aggregate  amount  of the  Revolving
Commitments  pursuant to this  Section  that is not pro rata among all  Lenders, within five Business Days, in the case of any Base Rate Loans then  outstanding, and at the end of the then current Interest Period with respect thereto,  in the case of any Eurodollar  Loans then  outstanding,  the Borrower shall prepay such
Loans in their  entirety  and,  to the extent the  Borrower  elects to do so and subject to the conditions  specified in Article III, the Borrower shall reborrow
Loans from the Lenders in proportion to their respective  Revolving  Commitments after giving effect to such increase,  until such time as all outstanding  Loans are held by the Lenders in such proportion.

      SECTION  2.21   MITIGATION  OF   OBLIGATIONS.   If  any  Lender   requests
compensation  under  SECTION  2.16,  or if the  Borrower  is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender  pursuant  to SECTION  2.18,  then such Lender  shall use  reasonable efforts to designate a different lending office for funding or booking its Loans hereunder  or to assign its rights and  obligations  hereunder to another of its offices,  branches or affiliates,  if, in the sole judgment of such Lender, such designation  or assignment (i) would  eliminate or reduce amounts  payable under
SECTION 2.16 or SECTION  2.18,  as the case may be, in the future and (ii) would not  subject  such  Lender to any  unreimbursed  cost or  expense  and would not otherwise be  disadvantageous  to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with such designation or assignment.

                                       29

                                   ARTICLE III

                          CONDITIONS PRECEDENT TO LOANS
                          -----------------------------

      SECTION 3.1 CONDITIONS TO EFFECTIVENESS. The obligations of the Lenders to make Loans hereunder shall not become  effective until the date on which each of the following  conditions  is satisfied  (or waived in  accordance  with SECTION
10.2).

            (a) The Administrative  Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative  Agent) required to be reimbursed or paid by the Borrower  hereunder,  under any other Loan Document and under any agreement with the  Administrative  Agent or SunTrust Capital Markets,  Inc., as
Lead Arranger.

            (b) The  Administrative  Agent (or its counsel)  shall have received the following each in form and substance satisfactory to the Agent:

               (i) a  counterpart  of this  Agreement  signed by or on behalf of
          each  party   thereto  or  written   evidence   satisfactory   to  the
          Administrative  Agent (which may include  telecopy  transmission  of a signed  signature page of this Agreement) that such party has signed a counterpart of this Agreement;

               (ii) duly executed Notes payable to each Lender;

               (iii) an executed Subsidiary Guaranty Agreement;

               (iv) a  certificate  of the  Secretary or Assistant  Secretary of each Loan Party,  attaching and certifying copies of its bylaws and of the resolutions of its boards of directors,  or partnership  agreement or limited liability company agreement,  or comparable  organizational documents and authorizations,  authorizing the execution, delivery and performance  of  the  Loan  Documents  to  which  it  is a  party  and certifying the name, titles and true signature of each officer of such
          Loan Party execution the Loan Documents to which it is a party;

               (v)  certified   copies  of  the  articles  or   certificate   of
          incorporation,  certificate or organization or limited partnership, or other registered organizational documents of each Loan Party, together with  certificates of good standing or existence,  as may be available from the Secretary of State of the  jurisdiction  of  organization  of such Loan Party;

               (vi) a favorable  written  opinion of general counsel to the Loan
          Parties,  addressed  to  the  Administrative  Agent  and  each  of the
          Lenders,  and covering such matters relating to the Loan Parties,  the
          Loan  Documents  and  the  transactions  contemplated  therein  as the
          Administrative Agent or the Required Lenders shall reasonably request;

                                       30

               (vii) certificates of insurance, in form and detail acceptable to
          the  Administrative  Agent,   describing  the  types  and  amounts  of
          insurance (property and liability)  maintained by the Borrower and its
          Subsidiaries; and

               (viii) a certificate signed by the chief financial officer of the
          Borrower  demonstrating  that the Leverage Ratio for the most recently ended  reporting  period  is  less  than or  equal  to  2.00:1.00  and certifying  that  there  has been no  material  adverse  change in the business or  financial or other  conditions  of the  Borrower,  in the assets and properties of the Borrower and its Subsidiaries,  or in the prospects or  projections  of the Borrower  and its  Subsidiaries  and
          Affiliates since December 30, 2003;

               (ix)  a  duly  executed   Notice  of  Revolving   Borrowing,   if
          applicable; and

               (x) a duly executed funds disbursement agreement; and

               (xi) such other  documents,  certificates,  information  or legal opinions as the Administrative  Agent may reasonably  request,  all in form  and  substance  reasonably  satisfactory  to the  Administrative
          Agent.

      SECTION 3.2 EACH CREDIT  EVENT.  The  obligation  of each Lender to make a
Loan on the  occasion of any  Borrowing  is subject to the  satisfaction  of the following conditions:

            (a) at the  time of and  immediately  after  giving  effect  to such
Borrowing no Default or Event of Default shall exist;

            (b) at the  time of and  immediately  after  giving  effect  to such
Borrowing,  all  representations  and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material  respects on and as of the date of such Borrowing before and after giving effect thereto (except for such  representations  and  warranties  which  relate to an earlier date or such changes in  factual  circumstances  as are  expressly  permitted  under the Loan
Documents); and

            (c) since the date of the most recent  financial  statements  of the
Borrower  described  in  SECTION  5.1(A),   there  shall  have  been  no  event,
circumstance,  condition or change which has had or could reasonably be expected to have a Material Adverse Effect.

      Each Borrowing shall be deemed to constitute a representation and warranty by the  Borrower on the date thereof as to the matters  specified in  paragraphs
(a), (b) and (c) of this SECTION 3.2.

      SECTION  3.3   DELIVERY  OF   DOCUMENTS.   All  of  the  Loan   Documents,
certificates,  legal opinions and other documents and papers referred to in this
Article   III,   unless   otherwise   specified,   shall  be  delivered  to  the
Administrative  Agent for the account of each of the Lenders and, except for the
Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance satisfactory in all respects to the Administrative Agent.

                                       31

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

      The Borrower represents and warrants to the Administrative  Agent and each
Lender as follows:

      SECTION 4.1 EXISTENCE;  POWER.  The Borrower and each of its  Subsidiaries
(i) is duly organized,  validly  existing and in good standing as a corporation, partnership or limited  liability  company under the laws of the jurisdiction of its  organization,  (ii) has all  requisite  power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 4.2 ORGANIZATIONAL POWER; AUTHORIZATION.  The execution,  delivery and  performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party's organizational powers and have been duly authorized by all  necessary  organizational,  and if  required,  shareholder,  partner  or member,  action.  This  Agreement  has been duly  executed and  delivered by the
Borrower, and constitutes,  and each other Loan Document to which any Loan Party is a party,  when  executed and delivered by such Loan Party,  will  constitute, valid and binding  obligations  of the  Borrower or such Loan Party (as the case may be),  enforceable  against it in  accordance  with their  respective  terms, except as may be limited by applicable bankruptcy,  insolvency,  reorganization, moratorium,  or similar laws  affecting the  enforcement  of  creditors'  rights generally and by general principles of equity.

      SECTION 4.3 GOVERNMENTAL APPROVALS; NO CONFLICTS. The execution,  delivery and performance by the Borrower of this Agreement, and by each Loan Party of the other Loan  Documents  to which it is a party (a) do not  require any consent or approval of,  registration  or filing with,  or any action by, any  Governmental
Authority,  except those as have been obtained or made and are in full force and effect or where the failure to do so,  individually  or in the aggregate,  could not  reasonably  be expected  to have a Material  Adverse  Effect,  (b) will not violate  any  Requirements  of  Law  applicable  to the  Borrower  or any of its
Subsidiaries or any judgment, order or ruling of any Governmental Authority, (c)
will not violate or result in a material  default under any indenture,  material agreement  or other  material  instrument  binding on the Borrower or any of its
Subsidiaries or any of its assets or give rise to a right  thereunder to require any payment to be made by the Borrower or any of its  Subsidiaries  and (d) will not  result  in the  creation  or  imposition  of any  Lien on any  asset of the
Borrower or any of its  Subsidiaries,  except Liens (if any)  created  under the
Loan Documents.

      SECTION 4.4  FINANCIAL  STATEMENTS.  The  Borrower  has  furnished  to the
Administrative  Agent and the Lenders (i) the audited consolidated balance sheet of the  Borrower  and its  Subsidiaries  as of December 30, 2003 and the related consolidated  statements of income,  shareholders' equity and cash flows for the fiscal year then ended  prepared by the  Borrower  and audited by Ernst & Young,
LLP and (ii) the  unaudited  consolidated  balance sheet of the Borrower and its
Subsidiaries  as  of  June  15,  2004,  and  the  related  unaudited   condensed
consolidated  statements  of income and cash flows for the  fiscal  quarter  and year-to-date  period then ended.  Such financial  statements  fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of such

                                       32

dates and the consolidated  results of operations for such periods in conformity with GAAP  consistently  applied,  subject to year end audit adjustments and the absence of footnotes in the case of the  statements  referred to in clause (ii).
Since December 30, 2003, there have been no changes with respect to the Borrower and its  Subsidiaries  which have had or could  reasonably  be expected to have, singly or in the aggregate, a Material Adverse Effect.

      SECTION 4.5 LITIGATION AND ENVIRONMENTAL MATTERS.

            (a) No  litigation,  investigation  or  proceeding  of or before any arbitrators or Governmental  Authorities is pending against or, to the knowledge of the  Borrower,  threatened  against or  affecting  the Borrower or any of its
Subsidiaries  (i) as to which there is a  reasonable  possibility  of an adverse determination that could reasonably be expected to have, either  individually or in the  aggregate,  a Material  Adverse Effect or (ii) which in any manner draws into question the validity or enforceability of this Agreement or any other Loan
Document.

            (b) Except for the matters set forth on  Schedule  4.5,  neither the
Borrower  nor any of its  Subsidiaries  (i) has failed to comply in any material respect  with any  Environmental  Law or to obtain,  maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become  subject to any  material  Environmental  Liability or (iii) has received notice of any claim with respect to any material Environmental Liability.

      SECTION 4.6  COMPLIANCE  WITH LAWS AND  AGREEMENTS.  The Borrower and each
Subsidiary is in compliance with (a) all  Requirements of Law and all judgments, decrees  and  orders  of any  Governmental  Authority,  and (b) all  indentures, agreements or other instruments binding upon it or its properties,  except where non-compliance  with the  provisions of 4.6 (a) or (b),  either singly or in the aggregate,  could not  reasonably  be expected  to result in a Material  Adverse
Effect.

      SECTION 4.7 INVESTMENT  COMPANY ACT, ETC.  Neither the Borrower nor any of
its  Subsidiaries  is (a)  an  "investment  company"  or is  "controlled"  by an
"investment  company"  as such terms are  defined  in, or subject to  regulation under, the Investment  Company Act of 1940, as amended,  (b) a "holding company"
as defined  in, or subject  to  regulation  under,  the Public  Utility  Holding
Company Act of 1935, as amended or (c) otherwise subject to any other regulatory scheme limiting its ability to incur debt.

      SECTION 4.8 TAXES. The Borrower and its Subsidiaries and each other Person for whose taxes the Borrower or any Subsidiary are liable,  have timely filed or caused to be filed all Federal  income tax returns  and all other  material  tax returns that are required to be filed by them,  and have paid all taxes shown to be due and payable on such returns or on any assessments  made against it or its property and all other taxes,  fees or other charges imposed on it or any of its property by any Governmental Authority,  except (i) to the extent the failure to do so would  not have a  Material  Adverse  Effect  or (ii)  where  the same are currently being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary,  as the case may be, has set aside on its books adequate  reserves.  The  charges,  accruals  and  reserves  on the books of the
Borrower and its Subsidiaries in respect of such taxes are adequate,  and no tax liabilities  that could be  materially  in excess of the amount so provided  are anticipated.

                                       33

      SECTION 4.9 MARGIN  REGULATIONS.  None of the proceeds of any of the Loans will be used  for  "purchasing"  or  "carrying"  any  "margin  stock"  with  the respective  meanings  of each of such terms under  Regulation  U of the Board of
Governors of the Federal  Reserve  System as now and from time to time hereafter in effect or for any purpose that violates the provisions  Regulation U. Neither the Borrower nor any of its  Subsidiaries is engaged  principally,  or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock."

      SECTION 4.10 ERISA. No ERISA Event has occurred or is reasonably  expected to occur that,  when taken  together  with all other such ERISA Events for which liability  is  reasonably  expected to occur,  could  reasonably  be expected to result in a  Material  Adverse  Effect.  The  present  value of all  accumulated benefit  obligations under each Plan (based on the assumptions used for purposes of Statement of Financial  Standards No. 87) did not, as of the date of the most recent  financial  statements  reflecting  such  amounts,  exceed  by more  than
$1,000,000  the fair  market  value of the assets of such Plan,  and the present value of all accumulated  benefit obligations of all underfunded Plans (based on the  assumptions  used for purposes of Statement of Financial  Standards No. 87)
did not, as of the date of the most recent financial statements  reflecting such amounts,  exceed by more than  $1,000,000 the fair market value of the assets of all such underfunded Plans.

      SECTION 4.11 OWNERSHIP OF PROPERTY.

            (a) Each of the Borrower and its  Subsidiaries has good title to, or valid leasehold  interests in, all of its real and personal property material to the  operation  of its  business  free and  clear of  Liens  prohibited  by this
Agreement.

            (b) Each of the Borrower and its Subsidiaries  owns, or is licensed, or otherwise  has the right,  to use, all patents,  trademarks,  service  marks, trade  names,  copyrights  and  other  intellectual  property  material  to  its business,  and the use thereof by the Borrower and its Subsidiaries does not, to its knowledge,  infringe on the rights of any other Person,  except for any such infringements that, individually or in the aggregate,  would not have a Material
Adverse Effect.

            (c) The properties of the Borrower and its  Subsidiaries are insured
with  financially  sound  and  reputable   insurance  companies  which  are  not
Affiliates of the Borrower,  in such amounts with such  deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or any applicable
Subsidiary operates.

      SECTION 4.12  DISCLOSURE.  To the best of its knowledge,  the Borrower has disclosed to the Administrative  Agent and the Lenders, all material agreements, instruments, and corporate or other restrictions to which the Borrower or any of its  Subsidiaries] is subject,  and all other matters known to any of them, with respect to any of the foregoing,  that, individually or in the aggregate,  could reasonably  be  expected  to result in a  Material  Adverse  Effect.  No reports
(including  without limitation all reports that the Borrower is required to file with the Securities and Exchange Commission), financial statements, certificates or  other  information  furnished  by  or on  behalf  of  the  Borrower  to  the
Administrative  Agent  or any  Lender  in  connection  with the  negotiation  or syndication of this Agreement or any other Loan Document or delivered  hereunder

                                       34

or  thereunder  (as  modified  or  supplemented  by  any  other  information  so furnished)  contains  any  material  misstatement  of fact or omits to state any material fact necessary to make the  statements  therein,  taken as a whole,  in light of the circumstances under which they were made, not misleading.

      SECTION  4.13 LABOR  RELATIONS.  There are no  strikes,  lockouts or other material  labor  disputes  or  grievances  against  the  Borrower  or any of its
Subsidiaries,  or, to the Borrower's knowledge,  threatened against or affecting the  Borrower  or any of its  Subsidiaries,  and  no  significant  unfair  labor practice,  charges or grievances are pending  against the Borrower or any of its
Subsidiaries,  or to the Borrower's  knowledge,  threatened  against any of them before any Governmental Authority.  All payments due from the Borrower or any of its  Subsidiaries  pursuant  to  the  provisions  of any  collective  bargaining agreement have been paid or accrued as a liability on the books of such Borrower or any such  Subsidiary,  except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

      SECTION 4.14 INSOLVENCY. After giving effect to the execution and delivery of the Loan Documents, the making of the Loans under this Agreement, neither the
Parent nor its Subsidiaries will be "insolvent," within the meaning of such term as defined in ss.101 of Title 11 of the United States Code, as amended from time to time,  or be unable to pay its debts  generally  as such debts become due, or have an  unreasonably  small  capital to engage in any business or  transaction, whether current or contemplated.

      SECTION  4.15  SUBSIDIARIES.  Schedule  4.15 sets  forth the name of,  the ownership interest of the Borrower in, the jurisdiction of incorporation of, and the type of, each Subsidiary of the Borrower and identifies each Subsidiary that is a Material  Subsidiary  and a Subsidiary  Loan Party,  in each case as of the
Closing Date.

      SECTION  4.16  OFAC.  No Loan  Party  (i) is a person  whose  property  or interest in property is blocked or subject to blocking  pursuant to Section 1 of
Executive  Order 13224 of September 23, 2001 Blocking  Property and  Prohibiting
Transactions  With Persons Who Commit,  Threaten to Commit, or Support Terrorism
(66 Fed.  Reg.  49079  (2001)),  (ii)  engages in any  dealings or  transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such  person in any manner  violative  of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or executive order.

      SECTION  4.17  PATRIOT  ACT.  Each  Loan  Party is in  compliance,  in all material respects,  with the (i) the Trading with the Enemy Act, as amended, and each of the foreign  assets control  regulations  of the United States  Treasury
Department  (31 CFR,  Subtitle B, Chapter V, as amended) and any other  enabling legislation  or  executive  order  relating  thereto,  and (ii) the  Uniting And
Strengthening  America By Providing  Appropriate Tools Required To Intercept And
Obstruct  Terrorism  (USA  Patriot Act of 2001).  No part of the proceeds of the
Loans will be used, directly or indirectly, for any payments to any governmental official or employee,  political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

                                       35

      SECTION 4.18 INDEBTEDNESS. As of the Closing Date, and except as set forth on  SCHEDULE  7.1,  neither the  Borrower  nor any of its  Subsidiaries  has any
Indebtedness  with a principal  amount  outstanding  or a commitment to fund, in either case, in excess of $500,000.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS
                              ---------------------

      The  Borrower  covenants  and  agrees  that so long  as any  Lender  has a
Revolving Commitment hereunder or any Obligation remains unpaid or outstanding:

      SECTION 5.1 FINANCIAL STATEMENTS AND OTHER INFORMATION.  The Borrower will deliver to the Administrative Agent and each Lender:

            (a) as soon as  available  and in any event within 90 days after the end of each fiscal year of  Borrower,  a copy of the annual  audited  report for
such  fiscal  year  for  the  Borrower  and  its   Subsidiaries,   containing  a
consolidated balance sheet of the Borrower and its Subsidiaries as of the end of
such   fiscal  year  and  the  related   consolidated   statements   of  income,
stockholders' equity and cash flows (together with all footnotes thereto) of the
Borrower and its Subsidiaries  for such fiscal year,  setting forth in each case in comparative  form the figures for the previous fiscal year, all in reasonable
detail  and  reported  on  by  independent   public  accountants  of  nationally
recognized standing (without a "going concern" or like qualification,  exception or  explanation  and without any  qualification  or exception as to the scope of such audit) to the effect that such financial  statements  present fairly in all material  respects the financial  condition and the results of operations of the
Borrower and its  Subsidiaries  for such fiscal year on a consolidated  basis in accordance with GAAP and that the examination by such  accountants in connection with such  consolidated  financial  statements has been made in accordance  with generally accepted auditing standards;

            (b) as soon as  available  and in any event within 45 days after the end of each of the  first  three  fiscal  quarters  of each  fiscal  year of the
Borrower,  an  unaudited  consolidated  balance  sheet of the  Borrower  and its
Subsidiaries  as of the end of such fiscal  quarter  and the  related  unaudited consolidated  statements  of  income  and  cash  flows of the  Borrower  and its
Subsidiaries  for  such  periods  which  are  required  to be  included  in  the
Borrower's  quarterly  report  in Form  10-Q,  setting  forth  in  each  case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous fiscal year, all certified by the chief financial officer or  treasurer  of the  Borrower  as  presenting  fairly in all  material respects the  financial  condition and results of operations of the Borrower and its  Subsidiaries on a consolidated  basis in accordance  with GAAP,  subject to normal year-end audit adjustments and the absence of footnotes;

            (c)  concurrently  with the  delivery  of the  financial  statements referred to in clauses (a) and (b) above, a Compliance Certificate signed by the principal financial officer of the Borrower;

            (d)  concurrently  with the  delivery  of the  financial  statements referred  to in clause (a) above,  a  certificate  of the  accounting  firm that reported  on  such  financial  statements  stating  whether  they  obtained  any knowledge during the course of their examination of such financial statements of

                                       36

any Default or Event of Default (which  certificate may be limited to the extent required by accounting rules or guidelines);

            (e) promptly after the same become publicly available, copies of all periodic and other reports,  proxy statements and other materials filed with the
Securities and Exchange Commission,  or any Governmental Authority succeeding to any or all  functions  of said  Commission,  or  with  any  national  securities exchange, or distributed by the Borrower to its shareholders  generally,  as the case may be; and

            (f) promptly following any request therefor,  such other information regarding the results of operations, business affairs and financial condition of the Borrower or any  Subsidiary  as the  Administrative  Agent or any Lender may
reasonably request.

      SECTION 5.2 NOTICES OF MATERIAL  EVENTS.  The Borrower will furnish to the
Administrative Agent and each Lender prompt written notice of the following:

            (a) the occurrence of any Default or Event of Default;

            (b) the filing or commencement of any action,  suit or proceeding by or before any arbitrator or Governmental  Authority against or, to the knowledge of the Borrower,  affecting the Borrower or any Subsidiary  which,  if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

            (c) the  occurrence of any event or any other  development  by which the  Borrower or any of its  Subsidiaries  (i) fails to comply with any material provision  of any  Environmental  Law or to obtain,  maintain or comply with any permit,  license or other approval  required under any  Environmental  Law, (ii)
becomes subject to any Environmental  Liability, or (iii) receives notice of any claim with respect to any Environmental  Liability, and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

            (d) the  occurrence of any ERISA Event that alone,  or together with any other  ERISA  Events that have  occurred,  could  reasonably  be expected to result in liability of the Borrower and its  Subsidiaries in an aggregate amount exceeding $250,000; and

            (e) any other event that results in, or could reasonably be expected to result in, a Material Adverse Effect.

      Each notice delivered under this Section shall be accompanied by a written statement of a  Responsible  Officer  setting  forth the details of the event or development  requiring  such notice and any action taken or proposed to be taken with respect thereto.

      SECTION 5.3  EXISTENCE;  CONDUCT OF BUSINESS.  The Borrower will, and will cause each of its  Subsidiaries  to, do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective  rights,  licenses,  permits,  privileges,  franchises,  patents, copyrights,  trademarks  and trade names material to the conduct of its business and will  continue  to engage in  substantially  the same  primary  business  as

                                       37

presently  conducted  or such  other  businesses  that  are  reasonably  related thereto;  PROVIDED,  that  nothing in this  Section  shall  prohibit any merger, consolidation, liquidation or dissolution permitted under SECTION 7.3.

      SECTION 5.4 COMPLIANCE  WITH LAWS,  ETC. The Borrower will, and will cause each of its Subsidiaries to, comply with all material laws,  rules,  regulations and  requirements of any Governmental  Authority  applicable to its business and properties,  including without  limitation,  all  Environmental  Laws, ERISA and
OSHA,  except  where  the  failure  to do  so,  either  individually  or in  the aggregate,  could not  reasonably  be expected  to result in a Material  Adverse
Effect.

      SECTION 5.5 PAYMENT OF OBLIGATIONS. The Borrower will, and will cause each of its  Subsidiaries  to, pay and  discharge at or before  maturity,  all of its obligations and liabilities  (including  without  limitation all tax liabilities and claims that could  result in a statutory  Lien) before the same shall become delinquent  or in default,  except where (a) the  validity or amount  thereof is being  contested in good faith by appropriate  proceedings,  (b) the Borrower or such  Subsidiary  has set  aside on its books  adequate  reserves  with  respect thereto in  accordance  with GAAP and (c) the failure to make payment  could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 5.6 BOOKS AND RECORDS.  The Borrower  will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct  entries shall be made of all dealings and  transactions in relation to  its  business  and  activities  to  the  extent  necessary  to  prepare  the consolidated financial statements of Borrower in conformity with GAAP.

      SECTION 5.7 VISITATION, INSPECTION, ETC. The Borrower will, and will cause each of its Subsidiaries  to, permit any  representative  of the  Administrative
Agent and each Lender, to visit and inspect its properties, to examine its books and records and to make copies and take extracts  therefrom,  and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public  accountants,  all at such reasonable times and as often as the
Administrative Agent (or a Lender) may reasonably request after reasonable prior notice to the Borrower.  Such  visitation  and  examination  shall be solely for purposes of evaluating this credit  facility and subject to the  confidentiality requirements of applicable law.

      SECTION 5.8 MAINTENANCE OF PROPERTIES;  INSURANCE.  The Borrower will, and will  cause each of its  Subsidiaries  to, (a) keep and  maintain  all  property material to the conduct of its  business in good  working  order and  condition, ordinary  wear and tear  excepted,  except  where the  failure to do so,  either individually or it the aggregate,  could not reasonably be expected to result in a Material Adverse Effect and (b) maintain with financially  sound and reputable insurance companies,  insurance with respect to its properties and business, and the properties and business of its  Subsidiaries,  against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations.

      SECTION 5.9 ADDITIONAL  SUBSIDIARIES.  Any Person organized under the laws of any state of the United States of America that at any time becomes a Material
Subsidiary  (including  by way of  acquisition)  shall,  within  10  days  after becoming a Material Subsidiary,  execute and deliver to the Administrative Agent
(x)  a  Subsidiary   Guaranty  Supplement  and  (y)  upon  the  request  of  the
Administrative  Agent,  those items that would have been delivered under SECTION

                                       38

3.1 if such  Subsidiary had been a Subsidiary Loan Party on the Closing Date, in each case in form and substance satisfactory to the Administrative Agent.

      SECTION  5.10 USE OF PROCEEDS.  The Borrower  will use the proceeds of all
Loans to finance working capital needs, capital expenditures,  the repurchase of the common stock of Borrower  and for other  general  corporate  purposes of the
Borrower and its Subsidiaries. No part of the proceeds of any Loan will be used, whether  directly or indirectly,  for any purpose that would violate any rule or regulation of the Board of Governors of the Federal  Reserve  System,  including
Regulations T, U or X.

      SECTION 5.11 FURTHER  ASSURANCES.  The Borrower  will, and will cause each
Subsidiary Loan Party to, execute any and all further documents,  agreements and instruments,  and take all such further  actions which may be required under any applicable law, or which the  Administrative  Agent or the Required  Lenders may
reasonably  request,  to effectuate the  transactions  contemplated  by the Loan
Documents.

                                   ARTICLE VI

                               FINANCIAL COVENANTS
                               -------------------

      The  Borrower  covenants  and  agrees  that so long  as any  Lender  has a
Revolving Commitment hereunder or any Obligation remains unpaid or outstanding:

      SECTION 6.1 LEVERAGE RATIO.  The Borrower will have, as of the end of each fiscal quarter (calculated for such quarter and the three prior fiscal quarters)
of the Borrower, commencing with the fiscal quarter ending September 30, 2004, a
Leverage Ratio of not greater than 2.00 to 1.00.

      SECTION 6.2 FIXED CHARGE COVERAGE RATIO. The Borrower will have, as of the end of each  fiscal  quarter  (calculated  for such  quarter and the three prior fiscal  quarters) of the Borrower,  commencing  with the fiscal  quarter  ending
September 30, 2004, a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00.

      SECTION  6.3  CONSOLIDATED  NET WORTH.  The  Borrower  will not permit its
Consolidated  Net  Worth at any time to be less  than  $400,000,000  plus 50% of
Consolidated  Net  Income on a  cumulative  basis,  commencing  with the  fiscal quarter  ending June 15,  2004;  PROVIDED,  that if  Consolidated  Net Income is negative in any fiscal quarter the amount added for such fiscal quarter shall be zero and such  negative  Consolidated  Net Income shall not reduce the amount of
Consolidated  Net Income added from any previous fiscal  quarter.  The amount of
Consolidated  Net Worth set forth above shall be  increased by 75% of the amount by which the Borrower's "total stockholders' equity" is increased as a result of any public or private offering of common stock of the Borrower after the Closing
Date and shall be  increased  by the amount of any tax  benefit  achieved by the
Borrower as a result of recording  non-cash charges related to Borrower's common stock options.  Promptly upon the  consummation  of such offering,  the Borrower shall notify the Administrative  Agent in writing of the amount of such increase in "total stockholders'  equity." The amount of Consolidated Net Worth set forth therein  shall be  reduced  by the value of  common  shares  repurchased  by the
Borrower subsequent to the Closing Date.

                                       39

      SECTION 6.4 NEW STORE CAPITAL EXPENDITURES.  The Borrower will not make or incur,  or permit any of its  Subsidiaries  to make or incur,  New Store Capital
Expenditures  in any fiscal year of the Borrower that exceed  $50,000,000 in the aggregate for such fiscal year.

                                   ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

      The  Borrower  covenants  and  agrees  that so long  as any  Lender  has a
Revolving Commitment hereunder or any Obligation remains unpaid or outstanding:

      SECTION 7.1  INDEBTEDNESS.  The Borrower will not, and will not permit any
of  its  Subsidiaries  to,  create,   incur,  assume  or  suffer  to  exist  any
Indebtedness, except:

            (a) Indebtedness created pursuant to the Loan Documents;

            (b)  Indebtedness  existing  on the  date  hereof  and set  forth on
SCHEDULE 7.1 and extensions,  renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving  effect to such  extension,  renewal or  replacement)  or shorten  the maturity or the weighted average life thereof;

            (c)  Indebtedness of the Borrower owing to any Subsidiary and of any
Subsidiary  owing to the Borrower or any other  Subsidiary;  PROVIDED,  that any such  Indebtedness  that is owed to a Subsidiary  or by a Subsidiary  shall be a domestic Subsidiary created and existing under the laws of a state of the United
States;

            (d)   Indebtedness   with  respect  to  obligations   under  Hedging
Transactions permitted by SECTION 7.10; and

            (e) other  Indebtedness  in an  aggregate  principal  amount  not to exceed $10,000,000 at any time outstanding.

      SECTION 7.2 NEGATIVE  PLEDGE.  The Borrower  will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired or, except:

            (a)  Liens  created  in favor of the  Administrative  Agent  for the benefit of the Lenders;

            (b) Permitted Encumbrances;

            (c) Any  Liens  on any  property  or asset  of the  Borrower  or any
Subsidiary  existing on the Closing  Date set forth on SCHEDULE  7.2;  PROVIDED, that such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary; and

            (d) Liens on assets  which in the  aggregate  do not  exceed in book value Ten Million Dollars ($10,000,000);

                                       40

            (e) extensions, renewals, or replacements of any Lien referred to in paragraphs (a) through (d) of this Section;  PROVIDED, that the principal amount of the  Indebtedness  secured  thereby  is  not  increased  and  that  any  such extension, renewal or replacement is limited to the assets originally encumbered thereby.

      SECTION 7.3 FUNDAMENTAL CHANGES.

            (a) The Borrower  will not, and will not permit any  Subsidiary  to, merge into or consolidate  into any other Person,  or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single  transaction or a series of  transactions)  all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or  substantially  all of the stock of any of its  Subsidiaries  (in each  case, whether now owned or hereafter  acquired)  or  liquidate or dissolve;  PROVIDED, that if at the time thereof and  immediately  after giving  effect  thereto,  no
Default  or Event of Default  shall  have  occurred  and be  continuing  (i) the
Borrower  or any  Subsidiary  may merge with a Person if the  Borrower  (or such
Subsidiary  if the  Borrower  is not a party to such  merger)  is the  surviving
Person, (ii) any Subsidiary may merge into another Subsidiary; PROVIDED, that if any party to such merger is a Subsidiary  Loan Party,  the Subsidiary Loan Party
shall be the surviving Person, (iii) any Subsidiary may sell, transfer, lease or otherwise  dispose of all or substantially  all of its assets to the Borrower or to a Subsidiary Loan Party and (iv) any Subsidiary (other than a Subsidiary Loan
Party) may  liquidate or dissolve if the Borrower  determines in good faith that such  liquidation or dissolution is in the best interests of the Borrower and is not materially  disadvantageous to the Lenders;  PROVIDED,  that any such merger involving a Person that is not a wholly-owned  Subsidiary  immediately  prior to such merger  shall not be permitted  unless also  permitted by SECTION 7.4 or by
SECTION 7.5.

            (b)  The  Borrower  will  not,  and  will  not  permit  any  of  its
Subsidiaries  to, engage to any material  extent in any primary  business  other than  businesses  substantially  of the type  conducted  by the Borrower and its
Subsidiaries on the date hereof and businesses reasonably related thereto.

      SECTION 7.4 INVESTMENTS,  LOANS,  ETC. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a  wholly-owned  Subsidiary  prior to such merger),  any common stock,  evidence of indebtedness  or other  securities
(including any option,  warrant, or other right to acquire any of the foregoing)
of, make or permit to exist any loans or advances to,  Guarantee any obligations of, or make or permit to exist any  investment  or any other  interest  in,  any other Person (all of the foregoing being collectively called "INVESTMENTS"),  or purchase or otherwise  acquire (in one transaction or a series of  transactions)
any assets of any other Person that constitute a business unit, except:

            (a) Investments (other than Permitted  Investments)  existing on the
date  hereof  and  set  forth  on  SCHEDULE  7.4   (including   Investments   in
Subsidiaries);

            (b) Permitted Investments;

            (c) Guarantees constituting Indebtedness permitted by SECTION 7.1;

                                       41

            (d) Investments  made by the Borrower in or to any Subsidiary and by any Subsidiary to the Borrower or in or to another Subsidiary;

            (e) loans or advances to  employees,  officers or  directors  of the
Borrower  or any  Subsidiary  in the  ordinary  course of  business  for travel, relocation and related expenses;

            (f) Hedging Obligations permitted by SECTION 7.10;

            (g)  Other   Investments  which  in  the  aggregate  do  not  exceed
$7,000,000 in any fiscal year of the Borrower;  provided,  however, that, to the extent an Investment shall also qualify as an Acquisition, such Investment shall not be  permitted  under this  clause (g) and shall be  required  to comply with subsection  (i) of this SECTION  7.4;  provided,  further,  that this clause (g)
shall not be used for the purpose of making any Investment of the type described in clause (ii) of the defined term of "Permitted Investment";

            (h) Investments made pursuant to deferred compensation plans; and

            (i) Acquisitions permitted by SECTION 7.5.

      SECTION 7.5 ACQUISITIONS. The Borrower will not make, engage in or effect, and will not permit any Subsidiary to make, engage in or effect, any Acquisition unless each of the terms and  conditions  set forth below in this  Section  have been satisfied in the discretion of the Administrative Agent:

            (a) no  Default  or Event of  Default  shall  have  occurred  and be continuing at the time of the  consummation  of such  Acquisition or would exist immediately after giving effect thereto;

            (b) each business  acquired  shall be within the  permitted  line of business described in SECTION 5.3;

            (c) written notice of any proposed Acquisition shall be given to the
Lenders  no less  than  thirty  (30)  days  prior  to the  consummation  of such
Acquisition, together with any then existing drafts of the acquisition documents and such other  documents  or  materials  as may be  reasonably  requested  by a
Lender;

            (d) in the case of an Acquisition involving the acquisition of stock or other ownership  interests of any Person,  immediately after giving effect to such  Acquisition  such Person (or the surviving  Person,  if the Acquisition is effected  through  a  merger  or  consolidation)  shall be a  Subsidiary  of the
Borrower  and such  Subsidiary  shall  comply  with  SECTION  5.9 to the  extent applicable;

            (e) the  aggregate  consideration  for the  purchase  price  of such
Acquisition (including, without limitation, cash, Indebtedness and equity), when added to the  aggregate  consideration  for the  purchase  prices  of all  other
Acquisitions  consummated  during  the term of this  Agreement,  does not exceed
$40,000,000; and

                                       42

            (f) the Borrower  shall cause to be delivered to the  Administrative
Agent a  certificate,  in form  and  substance  reasonably  satisfactory  to the
Administrative  Agent,  executed by a Chief  Financial  Officer of the Borrower, certifying  that the  consummation  of such  Acquisition  will not  result  in a violation of any  provision of this  Agreement,  and after giving effect to such
Acquisition and any Borrowings made in connection  therewith,  the Borrower will be in compliance  with the financial  covenants  contained in Article VI hereof, such compliance determined with regard to calculations made on a pro forma basis in  accordance  with  GAAP  as  if  the  acquired  Person  or  assets  had  been consolidated with the Borrower for those periods applicable to such covenants.

      SECTION 7.6 SALE OF ASSETS. The Borrower will not, and will not permit any of its  Subsidiaries  to, convey,  sell,  lease,  assign,  transfer or otherwise dispose  of, any of its  assets,  business  or  property,  whether  now owned or hereafter acquired, or, in the case of any Subsidiary,  issue or sell any shares of such  Subsidiary's  common stock to any Person other than the Borrower or any wholly-owned  Subsidiary  of the  Borrower  or a  Subsidiary  Loan  Party (or to
qualify directors if required by applicable law), except:

            (a) the sale or other  disposition for fair market value of obsolete or worn out property or other property not necessary for operations  disposed of in the ordinary course of business;

            (b) the sale of inventory and Permitted  Investments in the ordinary course of business; and

            (c) the sale or other  disposition  of such  assets in an  aggregate amount not to exceed $10,000,000 in any fiscal year of the Borrower.

      SECTION 7.7 TRANSACTIONS WITH AFFILIATES.  The Borrower will not, and will not permit any of its  Subsidiaries  to, sell,  lease or otherwise  transfer any property or assets to, or purchase,  lease or otherwise  acquire any property or assets from,  or otherwise  engage in any other  transactions  with,  any of its
Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such  Subsidiary than could be  obtained  on an  arm's-length  basis from  unrelated  third  parties and (b)
transactions  between or among the Borrower and its  Subsidiaries  not involving any other Affiliates.

      SECTION 7.8  RESTRICTIVE  AGREEMENTS.  The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits,  restricts or imposes any condition upon (a)
the ability of the  Borrower or any  Subsidiary  to create,  incur or permit any
Lien  upon any of its  assets or  properties,  whether  now  owned or  hereafter acquired,  or (b) the  ability  of any  Subsidiary  to pay  dividends  or  other distributions  with  respect  to its  common  stock,  to make or repay  loans or advances to the Borrower or any other Subsidiary,  to Guarantee  Indebtedness of the  Borrower  or any other  Subsidiary  or to transfer  any of its  property or assets to the Borrower or any Subsidiary of the Borrower; PROVIDED, that (i) the foregoing shall not apply to restrictions or conditions  imposed by law, by this
Agreement or any other Loan Document or by that certain Loan Agreement  dated as of April 28,  2000,  as may have been amended from time to time and as in effect on the date hereof with InTrust Bank,  N.A.,  (ii) the foregoing shall not apply to conditions imposed with respect to Hedging Transactions with Lenders limiting

                                       43

creation,  incurrence or permitting  Liens (ii) the foregoing shall not apply to customary  restrictions and conditions  contained in agreements  relating to the sale  of  a  Subsidiary  pending  such  sale,  provided  such  restrictions  and conditions  apply only to the Subsidiary that is sold and such sale is permitted hereunder,  (iii)  clause  (a)  shall not apply to  restrictions  or  conditions imposed by any  agreement  relating to secured  Indebtedness  permitted  by this
Agreement  if such  restrictions  and  conditions  apply only to the property or assets  securing  such  Indebtedness  and (iv)  clause  (a)  shall  not apply to customary  provisions in leases and other contracts entered into in the ordinary course of business.

      SECTION 7.9 SALE AND  LEASEBACK  TRANSACTIONS.  The Borrower will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business,  whether now owned or hereinafter acquired,  and thereafter  rent or lease such property or other property that it intends to use for  substantially  the  same  purpose  or  purposes  as the  property  sold  or transferred.

      SECTION 7.10  HEDGING  TRANSACTIONS.  The Borrower  will not, and will not permit any of the  Subsidiaries  to, enter into any Hedging  Transaction,  other than (a) Hedging Transactions entered into in the ordinary course of business to hedge or mitigate  risks to which the Borrower or any  Subsidiary  is exposed in the conduct of its business or the  management of its  liabilities  and which do not exceed in the aggregate Ten Million  Dollars  ($10,000,000).  Solely for the
avoidance of doubt, the Borrower acknowledges that a Hedging Transaction entered into for speculative  purposes or of a speculative nature (which shall be deemed to include  any  Hedging  Transaction  under  which the  Borrower  or any of the
Subsidiaries is or may become obliged to make any payment (i) in connection with the purchase by any third party of any common stock or any  Indebtedness or (ii)
as a  result  of  changes  in the  market  value  of  any  common  stock  or any
Indebtedness) is not a Hedging  Transaction  entered into in the ordinary course of business to hedge or mitigate risks.

      SECTION 7.11 AMENDMENT TO MATERIAL  DOCUMENTS.  The Borrower will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights in a manner materially adverse to the Lenders under its certificate of incorporation, bylaws or other organizational documents.

      SECTION  7.12  ACCOUNTING  CHANGES.  The  Borrower  will not, and will not permit any Subsidiary to, make any significant change in accounting treatment or reporting  practices,  except as required by GAAP,  or change the fiscal year of the  Borrower  or of any  Subsidiary,  except to  change  the  fiscal  year of a
Subsidiary to conform its fiscal year to that of the Borrower.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT
                                -----------------

      SECTION 8.1 EVENTS OF DEFAULT.  If any of the  following  events  (each an
"EVENT OF DEFAULT") shall occur:

            (a) the  Borrower  shall fail to pay any  principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or

                                       44

            (b) the  Borrower  shall fail to pay any interest on any Loan or any fee or any other amount  (other than an amount  payable under clause (a) of this
Article)  payable under this Agreement or any other Loan  Document,  when and as the  same  shall  become  due and  payable,  and  such  failure  shall  continue unremedied for a period of three (3) Business Days; or

            (c) any  representation  or  warranty  made or deemed  made by or on behalf of the Borrower or any  Subsidiary in connection  with this  Agreement or any other Loan  Document  (including  the  Schedules  attached  thereto) and any amendments or modifications hereof or waivers hereunder,  or in any certificate, report,  financial  statement or other document  submitted to the Administrative
Agent or the Lenders by any Loan Party or any  representative  of any Loan Party pursuant to or in  connection  with this  Agreement  or any other Loan  Document shall prove to be incorrect in any material  respect when made or deemed made or submitted; or

            (d) the Borrower shall fail to observe or perform any covenant or agreement contained in SECTIONS 5.1, 5.2 or 5.3 (with respect to the Borrower's existence) or Articles VI or VII; or

            (e) any Loan Party shall fail to observe or perform any  covenant or agreement  contained in this Agreement  (other than those referred to in clauses
(a), (b) and (d) above),  and such failure shall remain  unremedied  for 30 days after the  earlier of (i) any  officer  of the  Borrower  becomes  aware of such failure,  or (ii) notice  thereof  shall have been given to the  Borrower by the
Administrative Agent or any Lender; or

            (f) the Borrower or any Subsidiary (whether as primary obligor or as guarantor  or other  surety)  shall fail to pay any  principal  of or premium or interest on any Material Indebtedness that is outstanding,  when and as the same
shall  become  due  and  payable  (whether  at  scheduled   maturity,   required
prepayment,  acceleration, demand or otherwise), and such failure shall continue after the  applicable  grace  period,  if any,  specified  in the  agreement  or instrument  evidencing  such  Indebtedness;  or any other  event  shall occur or condition  shall  exist  under any  agreement  or  instrument  relating  to such
Indebtedness  and shall  continue  after the  applicable  grace period,  if any, specified  in such  agreement  or  instrument,  if the  effect of such  event or condition is to accelerate,  or permit the acceleration of, the maturity of such
Indebtedness;  or any such Indebtedness shall be declared to be due and payable;
or  required to be prepaid or  redeemed  (other  than by a  regularly  scheduled required  prepayment  or  redemption),  purchased or  defeased,  or any offer to prepay,  redeem,  purchase or defease such Indebtedness  shall be required to be made, in each case prior to the stated maturity thereof; or

            (g) the  Borrower or any  Subsidiary  shall (i) commence a voluntary
case  or  other   proceeding   or  file  any   petition   seeking   liquidation,
reorganization or other relief under any federal,  state or foreign  bankruptcy, insolvency  or other  similar  law now or  hereafter  in effect or  seeking  the appointment  of a custodian,  trustee,  receiver,  liquidator  or other  similar official of it or any  substantial  part of its  property,  (ii)  consent to the institution  of, or fail to  contest  in a timely and  appropriate  manner,  any proceeding or petition described in clause (i) of this Section,  (iii) apply for or consent to the appointment of a custodian,  trustee, receiver,  liquidator or other  similar  official  for  the  Borrower  or any  such  Subsidiary  or for a

                                       45

substantial  part of its  assets,  (iv) file an answer  admitting  the  material allegations  of a petition filed against it in any such  proceeding,  (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or

            (h) an involuntary  proceeding  shall be commenced or an involuntary petition shall be filed seeking (i) liquidation,  reorganization or other relief in respect of the Borrower or any  Subsidiary or its debts,  or any  substantial part of its assets, under any federal,  state or foreign bankruptcy,  insolvency or other  similar law now or  hereafter in effect or (ii) the  appointment  of a custodian,  trustee,  receiver,  liquidator  or other  similar  official for the
Borrower or any Subsidiary or for a substantial  part of its assets,  and in any such case, such proceeding or petition shall remain  undismissed for a period of
60 days or an order or decree  approving or ordering any of the foregoing  shall be entered; or

            (i) the Borrower or any Subsidiary shall become unable to pay, shall admit in writing its  inability  to pay, or shall fail to pay, its debts as they become due; or

            (j) an ERISA Event shall have  occurred  that, in the opinion of the
Required  Lenders,  when  taken  together  with  other  ERISA  Events  that have occurred,  could  reasonably  be expected to result in liability to the Borrower and the Subsidiaries in an aggregate amount exceeding $1,000,000; or

            (k) any  judgment  or order  for the  payment  of money in excess of
$2,000,000  in the  aggregate  shall be  rendered  against  the  Borrower or any
Subsidiary,  and either (i) enforcement proceedings shall have been commenced by any creditor  upon such  judgment or order or (ii) there shall be a period of 60 consecutive  days during which a stay of  enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (l) any non-monetary judgment or order shall be rendered against the
Borrower or any Subsidiary that could  reasonably be expected to have a Material
Adverse Effect,  and there shall be a period of 30 consecutive days during which a stay of enforcement  of such judgment or order,  by reason of a pending appeal or otherwise, shall not be in effect; or

            (m) a Change in Control shall occur or exist; or

            (n) any provision of any Subsidiary Guaranty Agreement shall for any reason cease to be valid and binding on, or enforceable  against, any Subsidiary
Loan Party,  or any  Subsidiary  Loan Party  shall so state in  writing,  or any
Subsidiary Loan Party shall seek to terminate its Subsidiary Guaranty Agreement;

then,  and in every such event (other than an event with respect to the Borrower described  in  clause  (g) or (h) of this  Section)  and at any time  thereafter during the continuance of such event, the Administrative Agent may, and upon the written request of the Required  Lenders shall, by notice to the Borrower,  take any or all of the  following  actions,  at the  same  or  different  times:  (i)
terminate the Revolving Commitments,  whereupon the Revolving Commitment of each
Lender  shall  terminate  immediately;  (ii)  declare the  principal  of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be,
whereupon   the  same  shall  become  due  and  payable   immediately,   without

                                       46

presentment,  demand,  protest  or other  notice of any  kind,  all of which are hereby  waived by the  Borrower;  (iii)  exercise all remedies  contained in any other Loan Document and (iv) exercise any other remedies  available at law or in equity;  and that, if an Event of Default  specified in either clause (g) or (h)
shall occur, the Revolving  Commitments  shall  automatically  terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and all fees,  and all other  Obligations  shall  automatically  become  due and payable,  without presentment,  demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT
                            ------------------------

      SECTION 9.1 APPOINTMENT OF ADMINISTRATIVE  AGENT. Each Lender  irrevocably appoints  SunTrust Bank as the  Administrative  Agent and  authorizes it to take such actions on its behalf and to exercise  such powers as are  delegated to the
Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are  reasonably  incidental  thereto.  The
Administrative  Agent may perform any of its duties hereunder or under the other
Loan  Documents by or through any one or more  sub-agents  or  attorneys-in-fact appointed by the  Administrative  Agent. The  Administrative  Agent and any such sub-agent or attorney-in-fact may perform any and all of its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions  set  forth in this  Article  shall  apply to any such  sub-agent  or attorney-in-fact  and the Related  Parties of the  Administrative  Agent and any
such sub-agent and any such attorney-in-fact and shall apply to their respective activities in connection with the syndication of the credit facilities  provided for herein as well as activities as Administrative Agent.

      SECTION 9.2 NATURE OF DUTIES OF ADMINISTRATIVE AGENT. The Administrative
Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the
Lenders as shall be necessary under the circumstances as provided in SECTION
10.2), and (c) except as expressly set forth in the Loan Documents, the
Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the
Administrative Agent or any of its Affiliates in any capacity. The
Administrative Agent shall not be liable for any action taken or not taken by it, its sub-agents or attorneys-in-fact with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in SECTION 10.2) or in the absence of its own gross negligence or willful misconduct. The Administrative
Agent shall not be responsible for the negligence or misconduct or any sub-agents or attorneys-in-fact selected by it with reasonable care. The
Administrative Agent shall not be deemed to have knowledge of any Default or
Event of Default unless and until written notice thereof (which notice shall include an express reference to such event being a "Default" or "Event of
Default" hereunder) is given to the Administrative Agent by the Borrower or any

                                       47

Lender,  and the  Administrative  Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement,  warranty or representation made in or in  connection  with any Loan  Document,  (ii)  the  contents  of any certificate,  report or other document  delivered  hereunder or thereunder or in connection herewith or therewith,  (iii) the performance or observance of any of the covenants,  agreements,  or other terms and conditions set forth in any Loan
Document, (iv) the validity, enforceability, effectiveness or genuineness of any
Loan  Document  or any  other  agreement,  instrument  or  document,  or (v) the satisfaction  of any condition set forth in Article III or elsewhere in any Loan
Document,  other  than to  confirm  receipt of items  expressly  required  to be delivered to the Administrative Agent. The Administrative Agent may consult with legal  counsel  (including  counsel  for the  Borrower)  concerning  all matters pertaining to such duties.

      SECTION  9.3 LACK OF  RELIANCE ON THE  ADMINISTRATIVE  AGENT.  Each of the
Lenders  acknowledges  that it has,  independently and without reliance upon the
Administrative  Agent  or any  other  Lender  and  based on such  documents  and information  as it has  deemed  appropriate,  made its own credit  analysis  and decision to enter into this  Agreement.  Each of the Lenders  also  acknowledges that it will,  independently and without reliance upon the Administrative  Agent or any other Lender and based on such documents and information as it has deemed appropriate,  continue to make its own  decisions in taking or not taking of any action under or based on this Agreement,  any related  agreement or any document furnished hereunder or thereunder.

      SECTION  9.4  CERTAIN  RIGHTS  OF  THE   ADMINISTRATIVE   AGENT.   If  the
Administrative  Agent shall request  instructions from the Required Lenders with respect to any action or actions  (including  the failure to act) in  connection with this Agreement,  the Administrative Agent shall be entitled to refrain from such  act  or  taking  such  act,  unless  and  until  it  shall  have  received instructions  from such Lenders;  and the  Administrative  Agent shall not incur liability  to any  Person by  reason  of so  refraining.  Without  limiting  the foregoing,  no Lender  shall  have any right of action  whatsoever  against  the
Administrative  Agent  as  a  result  of  the  Administrative  Agent  acting  or refraining  from acting  hereunder in accordance  with the  instructions  of the
Required Lenders where required by the terms of this Agreement.

      SECTION 9.5 RELIANCE BY  ADMINISTRATIVE  AGENT. The  Administrative  Agent
shall be entitled to rely upon,  and shall not incur any  liability  for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing  believed by it to be genuine and to have been signed,  sent or made by the  proper  Person.  The  Administrative  Agent  may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper  Person  and shall  not incur any  liability  for  relying  thereon.  The
Administrative  Agent may consult with legal counsel  (including counsel for the
Borrower),  independent  public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in  accordance  with the advice of such counsel, accountants or experts.

      SECTION 9.6 THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.  The bank serving as the Administrative  Agent shall have the same rights and powers under this  Agreement  and any other Loan  Document in its capacity as a Lender as any other Lender and may exercise or refrain from  exercising  the same as though it were not the Administrative Agent; and the terms "Lenders",  "Required Lenders",
"holders  of Notes",  or any similar  terms  shall,  unless the context  clearly
otherwise  indicates,   include  the  Administrative  Agent  in  its  individual

                                       48

capacity.  The bank acting as the  Administrative  Agent and its  Affiliates may accept  deposits  from,  lend  money  to,  and  generally  engage in any kind of business with the Borrower or any  Subsidiary or Affiliate of the Borrower as if
it were not the Administrative Agent hereunder.

      SECTION 9.7 SUCCESSOR ADMINISTRATIVE AGENT.

            (a) The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower.  Upon any such  resignation or removal, the Required Lenders shall have the right to appoint a successor  Administrative
Agent, subject to the approval by the Borrower provided that no Default or Event of Default shall exist at such time. If no successor  Administrative Agent shall have been so appointed,  and shall have accepted such appointment within 30 days after the retiring  Administrative  Agent gives notice of resignation,  then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor
Administrative  Agent, which shall be a commercial bank organized under the laws of the United States of America or any state  thereof or a bank which  maintains an office in the United  States,  having a combined  capital  and  surplus of at least $500,000,000.

            (b) Upon the  acceptance of its  appointment  as the  Administrative
Agent  hereunder  by a  successor,  such  successor  Administrative  Agent shall thereupon succeed to and become vested with all the rights,  powers,  privileges and duties of the retiring Administrative Agent, and the retiring Administrative
Agent shall be discharged from its duties and  obligations  under this Agreement and the other Loan Documents. If within 45 days after written notice is given of the retiring  Administrative Agent's resignation under this Section no successor
Administrative  Agent shall have been  appointed  and shall have  accepted  such appointment,  then on such  45th  day (i) the  retiring  Administrative  Agent's resignation shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the  Required  Lenders  shall  thereafter  perform  all  duties of the retiring  Administrative  Agent under the Loan Documents  until such time as the
Required  Lenders  appoint a successor  Administrative  Agent as provided above.
After any retiring Administrative Agent's resignation hereunder,  the provisions of this  Article IX shall  continue in effect for the  benefit of such  retiring
Administrative  Agent  and its  representatives  and  agents in  respect  of any actions  taken  or not  taken  by any  of  them  while  it  was  serving  as the
Administrative Agent.

      SECTION 9.8  AUTHORIZATION  TO EXECUTE OTHER LOAN  DOCUMENTS.  Each Lender
hereby authorizes the  Administrative  Agent to execute on behalf of all Lenders all Loan Documents other than this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

      SECTION 10.1 NOTICES.

            (a) Except in the case of notices and other communications expressly permitted to be given by telephone,  all notices and other communications to any party herein to be effective  shall be in writing and shall be delivered by hand or overnight courier service,  mailed by certified or registered mail or sent by telecopy, as follows:

                                       49

     To the Borrower:                       224 East Douglas
                                            Suite 700
                                            Wichita, KS 67202
                                            Attention: John D. White
                                            Telecopy Number: (316) 264-7451

     To the Administrative Agent:           SunTrust Bank
                                            303 Peachtree Street, N.E.
                                            Atlanta, Georgia 30308
                                            Attention: Agency Services
                                            Telecopy Number: (404) 724-3879

     With a copy to:                        SunTrust Capital Markets, Inc.
                                            SunTrust Bank
                                            Mail Code 1922
                                            303 Peachtree Street, 2nd Floor
                                            Atlanta, Georgia 30308
                                            Attention:  Charles J. Johnson
                                            Telecopy Number: (404) 588-7189

     To any Lender:                         the address set forth in the
                                            Administrative Questionnaire

            Any party  hereto  may change its  address  or  telecopy  number for notices  and other  communications  hereunder  by  notice  to the other  parties hereto.  All such notices and other  communications  shall,  when transmitted by overnight  delivery,  or  faxed,  be  effective  when  delivered  for  overnight
(next-day)  delivery,  or  transmitted  in legible  form by  facsimile  machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mail or if delivered,  upon delivery;  PROVIDED, that notices delivered to the  Administrative  Agent shall not be effective until actually  received by such Person at its address specified in this Section.

            (b) Any agreement of the Administrative Agent and the Lenders herein to  receive  certain  notices  by  telephone  or  facsimile  is  solely  for the convenience and at the request of the Borrower. The Administrative Agent and the
Lenders shall be entitled to rely on the  authority of any Person  purporting to
be  a  Person   authorized   by  the  Borrower  to  give  such  notice  and  the
Administrative Agent and Lenders shall not have any liability to the Borrower or other Person on account of any action  taken or not taken by the  Administrative
Agent or the Lenders in reliance upon such telephonic or facsimile  notice.  The obligation  of the  Borrower  to  repay  the  Loans  and all  other  Obligations hereunder  shall not be  affected  in any way or to any extent by any failure of the Administrative  Agent and the Lenders to receive written confirmation of any telephonic or facsimile  notice or the receipt by the  Administrative  Agent and the Lenders of a confirmation  which is at variance with the terms understood by the Administrative  Agent and the Lenders to be contained in any such telephonic or facsimile notice.

                                       50

      SECTION 10.2 WAIVER; AMENDMENTS.

            (a) No failure or delay by the Administrative Agent or any Lender in exercising  any right or power  hereunder  or any other  Loan  Document,  and no course of dealing  between  the  Borrower  and the  Administrative  Agent or any
Lender,  shall  operate  as a waiver  thereof,  nor shall any  single or partial exercise  of any such right or power or any  abandonment  or  discontinuance  of steps to enforce  such right or power,  preclude  any other or further  exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the  Administrative  Agent and the Lenders  hereunder and under the other Loan  Documents  are  cumulative  and are not  exclusive  of any rights or remedies provided by law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective  unless the same shall be permitted by paragraph
(b) of this Section,  and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality  of the  foregoing,  the making of a Loan shall not be construed as a
waiver  of  any  Default  or  Event  of  Default,   regardless  of  whether  the
Administrative  Agent,  any  Lender  may have had  notice or  knowledge  of such
Default or Event of Default at the time.

            (b) No amendment or waiver of any provision of this Agreement or the other Loan  Documents,  nor consent to any departure by the Borrower  therefrom, shall in any event be  effective  unless the same shall be in writing and signed by the Borrower and the Required Lenders or the Borrower and the  Administrative
Agent with the consent of the  Required  Lenders and then such waiver or consent shall be effective  only in the specific  instance and for the specific  purpose for which given;  PROVIDED,  that no amendment  or waiver  shall:  (i) except as expressly  provided in SECTION 2.20,  increase the  Revolving  Commitment of any
Lender  without the written  consent of such Lender,  (ii) reduce the  principal amount of any Loan or reduce the rate of  interest  thereon,  or reduce any fees payable hereunder,  without the written consent of each Lender affected thereby,
(iii)  postpone the date fixed for any payment of any  principal of, or interest on, any Loan or interest  thereon or any fees hereunder or reduce the amount of, waive or  excuse  any such  payment,  or  postpone  the  scheduled  date for the termination  or  reduction  of any  Revolving  Commitment,  without  the written consent of each Lender affected thereby,  (iv) change SECTION 2.19 (b) or (c) in a manner that would alter the pro rata  sharing of payments  required  thereby , without the written consent of each Lender,  (v) change any of the provisions of this  Section or the  definition  of "Required  Lenders" or any other  provision hereof  specifying  the number or  percentage  of Lenders  which are required to waive,  amend or modify any rights hereunder or make any  determination or grant any consent  hereunder,  without the consent of each  Lender;  (vi)  release any guarantor  or limit the  liability  of any such  guarantor  under  any  guaranty agreement,  without the written consent of each Lender;  or (vii) release all or substantially  all collateral (if any) securing any of the Obligations,  without the written  consent of each Lender  PROVIDED  FURTHER,  that no such  agreement shall amend, modify or otherwise affect the rights, duties or obligations of the
Administrative  Agent  without the prior written  consent of the  Administrative
Agent. No amendment  which adversely  affects the Borrower shall be entered into without Borrower's written consent.

      SECTION 10.3 EXPENSES; INDEMNIFICATION.

            (a) The Borrower shall pay (i) all reasonable,  out-of-pocket  costs and  expenses of the  Administrative  Agent and its  Affiliates,  including  the

                                       51

reasonable fees,  charges and  disbursements  of counsel for the  Administrative
Agent and its  Affiliates,  in  connection  with the  syndication  of the credit facilities  provided for herein,  the preparation and administration of the Loan
Documents and any amendments,  modifications  or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be  consummated),  and (ii) all  out-of-pocket  costs and  expenses  (including, without  limitation,  the reasonable fees,  charges and disbursements of outside counsel) incurred by the  Administrative  Agent or any Lender in connection with the  enforcement or protection of its rights in connection  with this Agreement, including  its rights under this Section,  or in connection  with the Loans made hereunder,  including  all  such  out-of-pocket  expenses  incurred  during  any workout, restructuring or negotiations in respect of such Loans.

            (b) The Borrower shall indemnify the  Administrative  Agent (and any sub-agent thereof),  each Lender, and each Related Party of any of the foregoing
Persons (each such Person being called an "INDEMNITEE")  against,  and hold each
Indemnitee harmless from, any and all losses, claims,  damages,  liabilities and related expenses  (including the fees,  charges and disbursements of any counsel for any Indemnitee),  and shall indemnify and hold harmless each Indemnitee from all fees, time charges and  disbursements  for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third  party,  the  Borrower  or any other  Loan  Party  arising  out of, in connection  with,  or as a  result  of (i) the  execution  or  delivery  of this
Agreement,  any other Loan Document or any agreement or instrument  contemplated hereby or thereby,  the  performance by the parties  hereto of their  respective obligations  hereunder or thereunder  or the  consummation  of the  transactions contemplated hereby or thereby,  (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous
Materials  on or from any  property  owned or operated by the Borrower or any of its  Subsidiaries,  or any  Environmental  Liability  related  in any way to the
Borrower or any of its  Subsidiaries,  or (iv) any actual or prospective  claim, litigation,  investigation  or  proceeding  relating  to any  of the  foregoing, whether  based on contract,  tort or any other  theory,  whether  brought by any third party, the Borrower or any other Loan Party, and regardless of whether any
Indemnitee is a party thereto, PROVIDED that such indemnity shall not, as to any
Indemnitee,  be  available  to the extent  that such  losses,  claims,  damages, liabilities  or related  expenses  (x) are  determined  by a court of  competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful  misconduct of such  Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's  obligations hereunder or under any other Loan
Document,  if the  Borrower  or  such  Loan  Party  has  obtained  a  final  and nonappealable  judgment in its favor on such claim as  determined  by a court of competent jurisdiction.

            (c) The Borrower  shall pay, and hold the  Administrative  Agent and each of the Lenders  harmless  from and against,  any and all present and future stamp,  documentary,  and other similar taxes with respect to this Agreement and any other Loan  Documents,  any collateral  that may be granted by Borrower or a
Subsidiary,  or any payments due thereunder,  and save the Administrative  Agent and each Lender harmless from and against any and all  liabilities  with respect to or resulting from any delay or omission to pay such taxes.

            (d) To the extent that the Borrower fails to pay any amount required to be paid to the  Administrative  Agent under  clauses  (a), (b) or (c) hereof, each Lender  severally agrees to pay to the  Administrative  Agent such Lender's

                                       52

Pro Rata  Share  (determined  as of the time that the  unreimbursed  expense  or indemnity  payment  is  sought)  of  such  unpaid  amount;  PROVIDED,  that  the unreimbursed expense or indemnified payment, claim, damage, liability or related expense,  as  the  case  may  be,  was  incurred  by  or  asserted  against  the
Administrative Agent in its capacity as such.

            (e) To the extent  permitted by applicable  law, the Borrower  shall not assert, and hereby waives,  any claim against any Indemnitee,  on any theory of  liability,  for special,  indirect,  consequential  or punitive  damages (as opposed to actual or direct damages)  arising out of, in connection with or as a result of, this  Agreement or any agreement or instrument  contemplated  hereby, the transactions contemplated therein, any Loan or the use of proceeds thereof.

            (f) All amounts  due under this  Section  shall be payable  promptly after written demand therefor.

      SECTION 10.4 SUCCESSORS AND ASSIGNS.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby,  except that the Borrower may not assign or otherwise transfer any of its rights or obligations  hereunder without the prior written consent of each Lender (and any attempted  assignment  or transfer by the Borrower  without such consent shall be null and void).  Nothing in this  Agreement,  expressed or implied,  shall be construed  to confer upon any Person  (other than the parties hereto,  their  respective  successors and assigns  permitted hereby and, to the extent  expressly  contemplated  hereby,  the  Related  Parties  of  each of the
Administrative  Agent and the Lenders) any legal or equitable  right,  remedy or claim under or by reason of this Agreement.

            (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations  under this Agreement  (including all or a portion  of its  Revolving  Commitment  and the Loans at the time  owing to it);
PROVIDED that (i) except in the case of an  assignment  of the entire  remaining amount of the assigning Lender's Revolving  Commitment and the Loans at the time owing to it or in the case of an  assignment  to a  Lender,  an  Affiliate  of a
Lender or an Approved Fund with respect to a Lender, the aggregate amount of the
Revolving   Commitment  (which  for  this  purpose  includes  Loans  outstanding thereunder) of the assigning Lender subject to each such assignment  (determined as of the date the Assignment and Acceptance  with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, in the
case  of  any  assignment  of  a  Revolving  Commitment,   unless  each  of  the
Administrative  Agent and,  so long as no Event of Default has  occurred  and is continuing,  the  Borrower  otherwise  consents  (each  such  consent  not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate  part of all the assigning  Lender's rights and obligations  under this  Agreement  with  respect  to the Loan or the  Revolving
Commitment assigned,  except that this clause (ii) shall not prohibit any Lender from  assigning all or a portion of its rights and  obligations  among  separate
Revolving  Commitments  on a non-pro  rata basis,  and (iii) the parties to each assignment shall execute and deliver to the  Administrative  Agent an Assignment and Acceptance,  together with a processing and  recordation fee of $1,000,  and the  Eligible  Assignee,  if it shall  not be a  Lender,  shall  deliver  to the
Administrative Agent an Administrative Questionnaire. Upon (i) the execution and delivery of the Assignment  and Acceptance by the assigning  Lender and assignee

                                       53

Lender,  (ii)  acceptance  and  recording  thereof by the  Administrative  Agent pursuant to  paragraph  (c) of this  Section,  (iii)  consent  thereof  from the
Borrower  to the extent  required  pursuant  to this clause (b) and (iv) if such assignee  Lender is a Foreign  Lender,  compliance  by such Person with  SECTION
2.18(E),  from and after the effective  date  specified in each  Assignment  and
Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest  assigned by such  Assignment  and  Acceptance,  have the rights and  obligations  of a Lender  under this  Agreement,  and the  assigning
Lender  thereunder  shall,  to the  extent  of the  interest  assigned  by  such
Assignment and Acceptance, be released from its obligations under this Agreement
(and, in the case of an Assignment and Acceptance  covering all of the assigning
Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall  continue to be entitled to the benefits of SECTIONS
2.16,  2.17,  2.18 and 10.3. Any assignment or transfer by a Lender of rights or obligations  under this Agreement that does not comply with this paragraph shall be  treated  for  purposes  of this  Agreement  as a sale by  such  Lender  of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

            (c) The Administrative  Agent,  acting solely for this purpose as an agent of the Borrower,  shall maintain at one of its offices in Atlanta, Georgia a copy of each Assignment and Acceptance  delivered to it and a register for the recordation  of the  names  and  addresses  of the  Lenders,  and the  Revolving
Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms  hereof  from time to time (the  "REGISTER").  The  entries  in the
Register shall be conclusive, and the Borrower, the Administrative Agent and the
Lenders may treat each Person whose name is recorded in the Register pursuant to the terms  hereof as a Lender  hereunder  for all  purposes  of this  Agreement, notwithstanding  notice to the  contrary.  The Register  shall be available  for inspection by the Borrower and any Lender,  at any reasonable time and from time to time upon reasonable prior notice.

            (d) Any  Lender  may,  without  the  consent  of, or notice  to, the
Borrower or the Administrative Agent sell participations to one or more banks or other  entities (a  "PARTICIPANT")  in all or a portion of such Lender's  rights and/or  obligations  under  this  Agreement  (including  all or a portion of its
Revolving  Commitment  and/or  the Loans  owing to it);  PROVIDED  that (i) such
Lender's  obligations  under this Agreement  shall remain  unchanged,  (ii) such
Lender shall  remain  solely  responsible  to the other  parties  hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other  Lenders  shall  continue  to deal solely and  directly  with such
Lender in  connection  with such  Lender's  rights  and  obligations  under this
Agreement.  Any agreement or instrument  pursuant to which a Lender sells such a participation  shall  provide  that such Lender  shall  retain the sole right to enforce this Agreement and to approve any amendment,  modification  or waiver of any provision of this Agreement;  PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any  amendment,  modification  or waiver with respect to the following to the extent affecting such Participant:  (i) increase the Revolving Commitment of any
Lender  without the written  consent of such Lender,  (ii) reduce the  principal amount of any Loan or reduce the rate of  interest  thereon,  or reduce any fees payable hereunder,  without the written consent of each Lender affected thereby,
(iii)  postpone the date fixed for any payment of any  principal of, or interest on, any Loan or interest  thereon or any fees hereunder or reduce the amount of, waive or  excuse  any such  payment,  or  postpone  the  scheduled  date for the termination  or  reduction  of any  Revolving  Commitment,  without  the written consent of each Lender affected thereby, (iv) change SECTION 2.19(B) or (C) in a manner  that would  alter the pro rata  sharing of  payments  required  thereby,

                                       54

without the written consent of each Lender,  (v) change any of the provisions of this  Section or the  definition  of "Required  Lenders" or any other  provision hereof  specifying  the number or  percentage  of Lenders  which are required to waive,  amend or modify any rights hereunder or make any  determination or grant any consent  hereunder,  without the consent of each  Lender;  (vi)  release any guarantor  or limit the  liability  of any such  guarantor  under  any  guaranty agreement  without the written  consent of each Lender except to the extent such release is  expressly  provided  under the terms of the Guaranty  Agreement;  or
(vii) release all or  substantially  all collateral (if any) securing any of the
Obligations.  Subject to paragraph (e) of this Section, the Borrower agrees that each  Participant  shall be entitled to the benefits of SECTIONS 2.16, 2.17, and
2.18 to the same extent as if it were a Lender and had  acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each  Participant also shall be entitled to the benefits of SECTION 10.7 as though it were a Lender,  provided  such  Participant  agrees to be  subject  to
SECTION 10.7 as though it were a Lender.

            (e) A  Participant  shall not be  entitled  to receive  any  greater payment  under  SECTION 2.16 and SECTION 2.18 than the  applicable  Lender would have been  entitled to receive  with respect to the  participation  sold to such
Participant,  unless the sale of the  participation  to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign
Lender if it were a Lender shall not be entitled to the benefits of SECTION 2.18 unless the Borrower is notified of the  participation  sold to such  Participant and such  Participant  agrees,  for the benefit of the Borrower,  to comply with
SECTION 2.18(E) as though it were a Lender.

            (f) Any Lender may at any time pledge or assign a security  interest in all or any portion of its rights under this  Agreement to secure  obligations of such Lender,  including without limitation any pledge or assignment to secure obligations  to a  Federal  Reserve  Bank;  PROVIDED  that  no  such  pledge  or assignment  of a  security  interest  shall  release  a  Lender  from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      SECTION 10.5 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

            (a) This Agreement and the other Loan  Documents  shall be construed in  accordance  with and be governed by the law  (without  giving  effect to the conflict of law principles thereof) of the State of Georgia.

            (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive  jurisdiction of the United States
District Court of for the Northern  District of Georgia,  and of any state court of the State of Georgia  located in Fulton County and any  appellate  court from any  thereof,  in any action or  proceeding  arising  out of or relating to this
Agreement or any other Loan Document or the transactions  contemplated hereby or thereby,  or for  recognition or  enforcement  of any judgment,  and each of the parties hereto hereby irrevocably and unconditionally  agrees that all claims in respect of any such action or  proceeding  may be heard and  determined  in such
Georgia state court or, to the extent  permitted by applicable law, such Federal court.  Each of the  parties  hereto  agrees  that a final  judgment in any such action  or  proceeding  shall  be  conclusive  and  may  be  enforced  in  other jurisdictions  by suit on the judgment or in any other  manner  provided by law.
Nothing in this Agreement or any other Loan Document shall affect any right that

                                       55

the Administrative Agent or any Lender may otherwise have to bring any action or proceeding  relating to this  Agreement or any other Loan  Document  against the
Borrower or its properties in the courts of any jurisdiction.

            (c)  The  Borrower   irrevocably  and  unconditionally   waives  any
objection  which it may now or hereafter have to the laying of venue of any such suit,  action or  proceeding  described  in  paragraph  (b) of this  Section and brought in any court  referred to in paragraph (b) of this Section.  Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an  inconvenient  forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to the service of process in the manner  provided for notices in SECTION 10.1.  Nothing in this
Agreement  or in any other  Loan  Document  will  affect  the right of any party hereto to serve process in any other manner permitted by law.

      SECTION 10.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO  IRREVOCABLY  WAIVES,
TO THE FULLEST  EXTENT  PERMITTED BY APPLICABLE  LAW, ANY RIGHT IT MAY HAVE TO A
TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS
AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS  CONTEMPLATED HEREBY OR
THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO  REPRESENTATIVE,  AGENT OR ATTORNEY OF ANY OTHER PARTY HAS
REPRESENTED,  EXPRESSLY  OR  OTHERWISE,  THAT SUCH OTHER PARTY WOULD NOT, IN THE
EVENT OF LITIGATION,  SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES
THAT IT AND THE OTHER  PARTIES  HERETO  HAVE  BEEN  INDUCED  TO ENTER  INTO THIS
AGREEMENT  AND THE OTHER LOAN  DOCUMENTS  BY,  AMONG  OTHER  THINGS,  THE MUTUAL
WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      SECTION  10.7 RIGHT OF SETOFF.  In addition to any rights now or hereafter granted  under  applicable  law and not by way of limitation of any such rights, each  Lender  shall  have the  right,  at any time or from time to time upon the occurrence  and during the  continuance  of an Event of Default,  without  prior notice to the Borrower,  any such notice being expressly  waived by the Borrower to the extent  permitted  by  applicable  law, to set off and apply  against all deposits  (general  or  special,  time or demand,  provisional  or final) of the
Borrower at any time held or other  obligations at any time owing by such Lender to or for  the  credit  or the  account  of the  Borrower  against  any  and all
Obligations  held by such Lender,  as the case may be,  irrespective  of whether such Lender shall have made demand  hereunder and although such  Obligations may be unmatured.  Each Lender agree promptly to notify the Administrative Agent and the  Borrower  after any such set-off and any  application  made by such Lender;
PROVIDED,  that the failure to give such notice shall not affect the validity of such set-off and application.

      SECTION 10.8 COUNTERPARTS;  INTEGRATION. This Agreement may be executed by one or  more  of the  parties  to  this  Agreement  on any  number  of  separate counterparts  (including  by  telecopy),  and  all of  said  counterparts  taken together  shall  be  deemed  to  constitute  one and the same  instrument.  This
Agreement,  the other  Loan  Documents,  and any  separate  letter  agreement(s)

                                       56

relating to any fees payable to the  Administrative  Agent constitute the entire agreement  among the parties  hereto and thereto  regarding the subject  matters hereof and thereof and supersede all prior agreements and  understandings,  oral or written, regarding such subject matters.

      SECTION 10.9 SURVIVAL.  All  covenants,  agreements,  representations  and warranties  made  by  the  Borrower  herein  and in the  certificates  or  other instruments  delivered in connection with or pursuant to this Agreement shall be considered  to have been  relied  upon by the  other  parties  hereto  and shall survive  the  execution  and  delivery of this  Agreement  and the making of any
Loans,  regardless of any  investigation  made by any such other party or on its behalf and notwithstanding  that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect  representation  or warranty at the time any credit is extended  hereunder,  and shall continue in full force and effect as long as the  principal  of or any accrued  interest on any Loan or any fee or any other amount  payable  under this  Agreement is  outstanding  and unpaid and so long as the Revolving  Commitments have not expired or terminated.
The  provisions  of SECTIONS  2.16,  2.17,  2.18,  and 10.3 and Article IX shall survive and remain in full force and effect  regardless of the  consummation  of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Revolving Commitments or the termination of this Agreement or any provision hereof. All  representations and warranties made herein, in the certificates,  reports,  notices, and other documents delivered pursuant to this
Agreement  shall survive the  execution  and delivery of this  Agreement and the other Loan Documents, and the making of the Loans.

      SECTION 10.10  SEVERABILITY.  Any provision of this Agreement or any other
Loan Document held to be illegal,  invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or  unenforceability  without  affecting  the  legality,  validity or
enforceability  of  the  remaining   provisions  hereof  or  thereof;   and  the
illegality,  invalidity  or  unenforceability  of a  particular  provision  in a particular  jurisdiction  shall  not  invalidate  or render  unenforceable  such provision in any other jurisdiction.

      SECTION 10.11  CONFIDENTIALITY.  Each of the Administrative Agent and each
Lender  agrees  to take  normal  and  reasonable  precautions  to  maintain  the confidentiality  of any information  designated in writing as  confidential  and provided to it by the Borrower or any Subsidiary,  except that such  information may be disclosed  (i) to any Related  Party of the  Administrative  Agent or any
such Lender,  including without limitation accountants,  legal counsel and other advisors, so long as such information remains  confidential,  (ii) to the extent required by applicable  laws or  regulations or by any subpoena or similar legal process,  (iii) to the extent  required by any  regulatory  agency or authority,
(iv) to the extent that such information  becomes publicly  available other than as a result of a breach  of this  Section,  or which  becomes  available  to the
Administrative Agent, any Lender or any Related Party of any of the foregoing on a nonconfidential basis from a source other than the Borrower, (v) in connection with the  exercise of any remedy  hereunder  or any suit,  action or  proceeding relating to this Agreement or the enforcement of rights hereunder,  (vi) subject to  provisions  substantially  similar to this SECTION  10.11,  to any actual or
prospective   assignee  or  Participant  or  to  any   prospective   contractual
counterparty  (or its advisor to any  securitization,  hedge or other derivative transaction,  or (vii) with the consent of the Borrower.  Any Person required to maintain the  confidentiality of any information as provided for in this Section shall be considered to have complied with its obligation to do so if such Person has  exercised the same degree of care to maintain the  confidentiality  of such information  as  such  Person  would  reasonably  accord  its  own  confidential information.

                                       57

      SECTION 10.12 INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary,  if at any time the interest rate applicable to any Loan, together with all fees,  charges  and other  amounts  which may be treated as interest on such Loan under applicable law (collectively,  the "CHARGES"),  shall exceed the maximum  lawful rate of interest  (the  "MAXIMUM  RATE") which may be contracted for,  charged,  taken,  received or reserved  by a Lender  holding  such Loan in accordance with applicable law, the rate of interest  payable in respect of such
Loan hereunder,  together with all Charges payable in respect thereof,  shall be limited to the Maximum Rate and, to the extent lawful,  the interest and Charges that would have been  payable in respect of such Loan but were not  payable as a result of the  operation of this Section shall be cumulated and the interest and
Charges  payable to such  Lender in respect of other  Loans or periods  shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together  with  interest  thereon  at the  Federal  Funds  Rate  to the  date of repayment, shall have been received by such Lender.

      SECTION 10.13 WAIVER OF EFFECT OF CORPORATE SEAL. The Borrower  represents and  warrants  that neither the Borrower nor any other Loan Party is required to affix its corporate seal to this  Agreement or any other Loan Document  pursuant to any requirement of law or regulation, agrees that this Agreement is delivered such Borrower under seal and waives any shortening of the statute of limitations that may result from not affixing the corporate  seal to this  Agreement or such other Loan Documents.

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                                       58

      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be duly  executed by their  respective  authorized  officers as of the day and year first above written.

                          LONE STAR STEAKHOUSE & SALOON, INC.

                          By:           /s/
                             --------------------------------------------------
                                      Name:
                                      Title:

                         SUNTRUST BANK
                         as Administrative Agent and as a Lender

                         By:           /s/
                            ---------------------------------------------------
                                      Name:
                                      Title:

                         Revolving Commitment: $18,000,000.00

                                       59

                         INTRUST BANK, N.A., as Lender

                         By:           /s/
                            ---------------------------------------------------
                            Name:
                            Title:

                            Revolving Commitment:  $12,000,000.00

                                       60